UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to Section 240.14a-12

Conolog Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
2)	Aggregate number of securities to which transaction applies:
3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:
[_]	Fee paid previously with preliminary materials:
[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

______________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 24, 2009

______________

To the Shareholders of
CONOLOG CORPORATION:

          NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders of CONOLOG CORPORATION (the “Company”), a Delaware corporation, will be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, on Thursday, September 24, 2009, at 4:00 p.m., Eastern time, for the following purposes:

           1.           To vote on a proposal to approve a Subscription Agreement between the Company and three subscribers, dated August 3, 2009, and the issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance therewith.

           2.           To vote on a proposal to approve the Company’s 2009 Stock Incentive Plan

          3.           To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on August 24, 2009 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting of Shareholders or any adjournment or adjournments thereof.

By Order of the Board of Directors.
ROBERT S. BENOU
Chairman, Chief Executive Officer and
Chief Financial Officer

Somerville, New Jersey
August 31, 2009

IMPORTANT
IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS REQUESTED THAT
YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED
PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED
ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

          Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held September 24, 2009. This Proxy Statement to Stockholders will be available at www.cstproxy.com/conolog/2009

CONOLOG CORPORATION
5 Columbia Road
Somerville, New Jersey 08876

____________

PROXY STATEMENT
FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 24, 2009

____________

          The enclosed proxy is solicited by the Board of Directors of Conolog Corporation (the “Company”), a Delaware corporation in connection with the Special Meeting of Shareholders to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006 on Thursday, September 24, 2009, at 4:00 p.m., Eastern time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies:

           1.           To vote on a proposal to approve a Subscription Agreement between the Company and three subscribers, dated August 3, 2009 (the “2009 Subscription Agreement”) and the issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance therewith;

           2.           To vote on a proposal to approve the Company’s 2009 Stock Incentive Plan; and

          3.           To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          The record date with respect to this solicitation is the close of business on August 24, 2009 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 5 Columbia Road, Somerville, New Jersey 08876, and its telephone number is (908) 722-8081. The shares of the Company’s common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. This proxy statement and the accompanying proxy were mailed to you on or about August 31, 2009.

OUTSTANDING SHARES; QUORUM; REQUIRED VOTE

          The number of outstanding shares of Common Stock entitled to vote at the meeting is 1,842,483. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of one-third of such shares shall constitute a quorum. There is no cumulative voting.

          Assuming the presence of a quorum at the annual meeting, the affirmative vote of a majority of common shares present at the meeting and entitled to vote on each matter is require to approve the 2009 Subscription Agreement, attached hereto as Appendix A, and to approve the Company’s 2009 Stock Incentive Plan, attached hereto as Appendix H.

          Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker non-votes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker non-votes occur when a broker nominee (who has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

          For purposes of determining the votes cast with respect to any matter presented for consideration at the meeting, only those votes cast ’for’ or ’against’ are included. However, if a proxy is signed but no specification is given, the shares will be voted ’FOR’ Proposals 1 and 2 (to approve the 2009 Subscription Agreement and the 2009 Stock Incentive Plan).

PRINCIPAL SHAREHOLDERS

          The following table sets forth, as of August 18, 2009, certain information with respect to the beneficial ownership of our Common Stock by each shareholder known by us to be the beneficial owner of more than 5% of our Common Stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using ’beneficial ownership’ concepts under the rules of the Securities and Exchange Commission. Under these rules a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security or investment power, which includes the power to vote or direct the voting of the security.

          A person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

          Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

          The applicable percentage of ownership is based on 1,841,491 shares of our Common Stock issued and outstanding as of August 18, 2009.

	Amount and Nature of
Name and Title	Beneficial Ownership	Percent of Class
Robert S. Benou, Chairman, CEO, CFO Treasurer and Director	382,667	20.8%
Marc R. Benou, President, COO, Secretary and Director	311,223	16.9%
Louis Massad, Director	35,000	1.9 *
Thomas Fogg, Vice President—Engineering	30,000	1.6 *
Edward J. Rielly, Director	35,000	1.9 *
David Peison, Director	35,000	1.9%
All Executive Officers and Directors as a Group (6 Persons)	828,890	45%

          The address for each of the named individuals is c/o Conolog Corporation, 5 Columbia Road, Somerville, New Jersey 08876.

EXECUTIVE COMPENSATION

          The following table sets forth compensation paid to executive officers whose compensation was in excess of $100,000 for any of the two fiscal years ended July 31, 2009, and 2008. No other executive officers received total salary and bonus compensation in excess of $100,000 during any of these fiscal years.

									Change in
									Pension
									Value and
									Non-Qualified
								Non-Equity	Deferred
Name &						Stock	Option	Incentive Plan	Compensation	All Other
Principal		Salary		Bonus		Awards	Awards	Compensation	Earnings	Compensation		Total
Position	Year	($)		($)		($)	($)	($)	($)	($)		($)
Robert Benou	2009	110,833	(1)	0		413,270	0	0	0	2,000	*	526,103
Chairman,
Chief Executive	2008	348,333	(2)	70,000	(2)	0	0	0	0	21,500	*	418,333
Officer, Chief
Financial Officer
and Director

Marc Benou,	2009	208,516	(3)	0		430,100	0	0	0	0		638,516
President,
Chief Operating	2008	173,949		40,000	(4)	0	0	0	0	0		213,949
Officer, Secretary
and Director

*	Other compensation consisted of a car allowance.

(1)	Robert Benou has forgiven $288,133 of his salary for fiscal year July 31, 2009.

(2)	The Company paid Robert Benou’s 2008 bonus by July 31, 2008.

(3)	Marc Benou has deferred $16,000 of his salary for fiscal year July 31, 2009.

(4)	The Company paid Marc Benou’s 2008 bonus by July 31, 2008.

Outstanding equity awards at fiscal year end.

Name	Option Awards					Stock Awards
Equity
Incentive
Plan
Awards:
								Equity	Market or
							Market	Incentive	Payout
						Number	Value	Plan	Value of
						of	of	Awards:	Unearned
			Equity			Shares	Shares	Number of	Shares,
			Incentive			or	or	Unearned	Units or
			Plan Awards:			Units of	Units of	Shares,	Other
	Number of	Number of	Number of			Stock	Stock	Units or	Rights
	Securities	Securities	Securities			That	That	Other	That
	Underlying	Underlying	Underlying of			Have	Have	Rights	Have
	Unexercised	Unexercised	Unexercised	Option	Option	Not	Not	That Have	Not
	Options (#)	Options (#)	Unearned	Exercise	Expiration	Vested	Vested	Not Vested	Vested
	Exercisable	Unexercisable	Options (#)	Price ($)	Date	(#)	($)	(#)	($)
Robert
Benou	0	0	0	0	0	221,000	221,000	0	0

Marc
Benou	0	0	0	0	0	230,000	230,000	0	0

          On July 9, 2002 our stockholders approved our 2002 Stock Option Plan under which up to 190,000 shares of our common stock may be granted to our employees, directors and consultants. To date, no options have been granted under this plan. The exercise price of options granted under the 2002 Stock Option Plan will be the fair market value of our common stock on the date immediately preceding the date on which the option is granted.

EMPLOYMENT AGREEMENTS

          Mr. Robert Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of July 31, 2009, Mr. Benou’s annual base salary is $397,300 and increases by $20,000 on June 1st of each year. In addition, Mr. Benou is entitled to an annual bonus equal to 6% of the Company’s annual ‘income before income tax provision’ as stated in its annual Form 10-K. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as, life, health, pension, profit sharing and other plans. Under the employment agreement, employment terminates upon death or disability of the employee and the employee may be terminated by the Company for cause.

          Mr. Marc Benou is serving under an employment agreement commencing June 1, 1997 and ending May 31, 2002, which pursuant to its terms renews for one-year terms until cancelled by either the Company or Mr. Benou. As of July 31, 2009, Mr. Benou’s base salary is $203,700 and he receives annual increases of $12,000. Mr. Benou is entitled to an annual bonus equal to 3% of the Company’s annual ‘income before income tax provision’ as stated in its annual Form 10-K. The employment agreement also entitles Mr. Benou to the use of an automobile and to employee benefit plans, such as; life, health, pension, profit sharing and other plans. Under the employment agreement, employment is terminated upon death or disability of the employee and employee may be terminated by the Company for cause.

COMPENSATION OF DIRECTORS

          No director of the Company receives any cash compensation for his services as such, but directors may receive stock options pursuant to the Company’s stock option plan and grants of the Company’s common stock. No director of the Company received any compensation for services as director during the fiscal year ended July 31, 2009.

PROPOSAL NO. 1 APPROVAL OF A SUBSCRIPTION AGREEMENT, DATED AUGUST 3, 2009, PURSUANT TO WHICH THE
COMPANY MAY ISSUE MORE THAN 20% OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK.

          Rule 5635 of the NASDAQ Stock Market (“Rule 5635”) requires shareholder approval of a transaction other than a public offering involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) at a price that is less than the greater of book or market value of the stock if the number of shares of Common Stock to be issued is or may be equal to 20% or more of the Common Stock, or 20% or more of the voting power, outstanding before the issuance (the “Rule 5635 NASDAQ 20% Share Limitation”). If, however, shareholder approval is not obtained, the issuer would not be permitted to issue any shares above the 20% threshold at a price that is less than the greater of book or market value of the Company’s common stock.

          The following is a summary of certain provisions of the Subscription Agreement dated August 3, 2009, between the Company and three subscribers pursuant to which the Company sold convertible notes having an aggregate principal balance of $1,000,000 (the “2009 Subscription Agreement”) as well as the documents related to the Subscription Agreement. The following summary is subject to the complete terms of the Subscription Agreement and the related documents, copies of which are included as appendices A (Subscription Agreement), B (Convertible Note), C (Class A Warrant), D (Class B Warrant), E (Class C Warrant), F(Security Agreement) and G (Escrow Agreement), the terms of which are hereby incorporated by reference. The convertible notes and warrants issued pursuant to the Subscription Agreement are referred to herein as the related documents.

THE TRANSACTION

          Pursuant to the 2009 Subscription Agreement, on August 3, 2009 (the “Closing Date”), the Company sold, in a private placement, exempt from the registration requirements of the Securities Act of 1933, as amended, to three subscribers (the “Subscribers”) convertible notes having an aggregate principal balance of $1,000,000 (the “Notes”). On the Closing Date the Company received gross proceeds of $500,000 and $500,000 (the “Escrowed Funds”) was placed in escrow pursuant to an Escrow Agreement between the Company, the Subscribers and Grushko & Mittman, as escrow agent. Pursuant to the 2009 Subscription Agreement, the Company agreed to file a preliminary proxy statement with the Securities and Exchange Commission by September 2, 2009 seeking approval for the transactions contemplated by the Subscription Agreement and the Company agreed to obtain approval of its shareholders within 90 days of the Closing Date (125 days if the SEC reviews the proxy statement.). Provided shareholder approval is obtained (the “Shareholder Approval”), the Company will receive the Escrowed Funds. In the event that the Shareholder Approval is not obtained (“Shareholder Rejection”), the amount of the Note will decrease to $500,000 and the Escrowed Funds will be returned to the Subscribers. The Company paid Garden State Securities, Inc., the selling agent for this transaction, a cash fee of $50,000 (10% of the aggregate gross proceeds received by the Company) and issued Garden State (or its employees) warrants to purchase 256,410 shares of the Company’s common stock (the “Broker Warrants”).

           The Company also issued to the Subscribers Class A warrants to purchase 2,564,103 shares of the Company’s Common Stock at an exercise price of $1.12 per share (the “Class A Warrants”), and 40,000 Class B warrants (the “Class B Warrants”, and together with the Class A Warrants and the Broker Warrants, the “Warrants”). The Class A Warrants are exercisable for a period beginning on August 3, 2009 and terminate on August 3, 2014. The Class B Warrants entitle the Subscribers at any time after the sooner of six months from the Closing Date or after the Company obtains the Shareholder Approval, until July 3, 2012, to purchase up to $4,000,000 of principal amount of the Company’s 8% notes on the same terms as the Notes. Upon exercise of the Class B Warrants, the holder of the Class B Warrant will be issued two Class C warrants for each share of Common Stock that would be issued on the exercise date of the Class B Warrant assuming the full conversion of the notes issued on such date. For each $100,000 principal amount of notes purchased pursuant to the Class B Warrants, the Subscribers will surrender 1,000 Class B Warrants.

           The 2009 Subscription Agreement provides that until the Shareholder Approval is obtained or the Notes have been paid in full and satisfied, without the consent of the Subscribers, the Company cannot:

  Amend its certificate of incorporation, by laws or its charter documents so as to materially and adversely affect any rights of the Subscribers;

  Repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of the Company’s common stock preferred stock or other equity security other than pursuant to the 2009 Subscription Agreement and related transaction documents;

  Prepay or redeem any financing related debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations (except with respect to vendor obligations, or any such obligations which in management’s good faith, reasonable judgment must be repaid to avoid disruption of the Company’s business); or

  Engage in any transactions with any officer, director, employee or any affiliate of the company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary, or fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock and/or stock option agreements under any stock option plan of the Company.

          In addition, pursuant to the 2009 Subscription Agreement:

  As long as the Notes are outstanding, the Company will not enter into any equity line of credit or similar agreement nor issue any floating or variable priced equity linked instruments;

  Until the Notes are fully paid or converted, the Company will not grant any security interest in its assets other than Permitted Liens (as defined in the 2009 Subscription Agreement);

  Until the Notes are no longer outstanding, the Subscribers have the right to participate in any proposed sale by the Company of its common stock or other securities or debt obligations except in connection with Excepted Issuances (as defined in the Subscription Agreement).

  Until the Notes are no long outstanding, other than in connection with the Excepted Issuances, if the Company shall offer issue or agree to issue any common stock or securities convertible into or exercisable for shares of the Company’s common stock s at a price per share or conversion or exercise price per share which is less than the Conversion Price of the Notes or exercise price of the Warrants, the conversion price of the Notes and Warrant exercise price shall automatically be reduced to such lower issue price (the “Favored Nation Provision”).

           The 2009 Subscription Agreement also provides that the Subscribers are not entitled to convert the Notes into a number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by any Subscriber and its affiliates and (ii) the number of shares of Common Stock issuable upon the conversion of the Notes which would result in the beneficial ownership by the Subscriber and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on each Conversion Date (as this is defined in the 2009 Subscription Agreement). The Subscribers may increase the permitted beneficial ownership limitation amount up to 9.9% upon and effective after 61 days prior written notice to the Company.

           The Company also entered into a security agreement (the “Security Agreement”) pursuant to which it granted the Subscribers a security interest in its assets. The security interest granted pursuant to the Security Agreement will terminate upon the sooner of when the Shareholder Approval is obtained or the Notes (including outstanding interest due thereon) are paid in full.

          The securities sold to the Subscribers pursuant to the 2009 Subscription Agreement were not registered under the Securities Act of 1933, as amended, and may not be offered or sold within the United States absent registration or an available exemption from such registration requirements.

          The Company is using the proceeds from the sale of the Notes for general corporate purposes.

           The initial interest rate of the Notes is 4% per annum and upon the Shareholder Approval or a Shareholder Rejection the interest rate will be 8% per annum. Interest on the Notes shall accrue from the Closing Date and shall be payable quarterly, in arrears, commencing six months after the Closing Date and on the maturity date of the Notes. The Notes mature on January 3, 2010, or, if the Shareholder Approval is obtained, on January 3, 2011. If the Shareholder Approval is obtained and no Event of Default (as defined in the Notes) is continuing following a five day cure period, the interest may be payable at the option of the Holder in cash or Common stock at an applied conversion rate equal to the lesser of the (i) Fixed Conversion Price or (ii) seventy –five percent of the average of the three lowest closing bid prices of the Common Stock as reported by Bloomberg L.P. for the ten trading days preceding such interest payment date. In the event the closing bid price of the Common Stock is more than 41% premium over the Fixed Conversion Price (defined below) for each of the ten (10) days preceding an interest payment date, then interest for that quarter shall accrue and be payable on the maturity date in cash unless sooner converted into Common Stock at the election of holder. In the event the closing bid price is less than 41% premium of the Fixed Conversion Price for each of the ten (10) days preceding an interest payment date, then the holder may elect to either be pay the interest in cash or to accrue the interest payable for that quarter until the maturity date.

           The initial conversion price of the Notes is $.78 (the “Fixed Conversion Price”) as may be adjusted (the “Initial Conversion Price”). Commencing six months after the Closing Date, the Conversion Price shall be the lesser of the Fixed Conversion Price or 75% of the lowest three closing bid prices for the Company’s common stock for the ten days prior to when the Note is converted.

ISSUANCE OF 20% OR MORE OF THE OUTSTANDING COMMON STOCK

           On August 3, 2009 and immediately after the completion of the sale of the Notes, there were 1,841,491 shares of Common Stock issued and outstanding, which under Rule 5635 would prohibit the Company from issuing more than 368,298 shares of Common Stock at a price that is less than the greater of the book or market value of the Company’s Common Stock without shareholder approval. Because the 2009 Subscription Agreement and related documents may require the Company to issue shares above this threshold number at a price that is less than the greater than the book or market value of the Company’s Common Stock, shareholder approval is being sought. Specifically, if the entire amount of the Notes sold to the Subscribers is converted into shares of Common Stock, the Company would have to issue 1,282,051 shares of Common Stock (based on the initial Fixed Conversion Price of $0.78) and if the Warrants were exercised (including the Broker Warrants), the Company would have to issue an additional 2,820,513 shares of Common Stock. Additionally, provisions of the 2009 Subscription Agreement which may require that additional shares be issued include: the provision which provides that the Conversion Price of the Notes, commencing six months after the Closing Date, shall be the lesser of the Fixed Conversion Price or 75% of the lowest three closing bid prices for the Common Stock for the ten days prior to when the Note is converted, the Favored Nations Provision, the provision enabling the Company to reduce the Conversion Price of the Notes, the provision of the Notes which enables the Company to pay interest due on the Notes by issuing shares of its Common Stock to the holders of the Notes instead of paying the interest due on the Notes in cash and the provision allowing the Subscribers to acquire additional convertible notes and warrants upon the exercise of the Class B Warrants. In the event that Company’s shareholders do not approve the 2009 Subscription Agreement and the issuance of more than 20% of the Company’s Common Stock pursuant to the 2009 Subscription Agreement, the Company may not issue any shares of Common Stock pursuant to the 2009 Subscription Agreement. Additionally, if the Company’s shareholders do not approve the transaction within ninety days of August 3, 2009, or if the Securities and Exchange Commission reviews this proxy statement 120 days from August 3, 2009, the Company’s failure to obtain the Shareholder Approval would be deemed a “Shareholder Rejection” and the Company will have to immediately notify each Subscriber of such Shareholder Rejection; provided, however, any Subscriber may waive such Shareholder Rejection during the ten business days following its receipt of notification of the Shareholder Rejection from the Company, in which case the Company shall remain obligated to such Subscriber to use its best reasonable efforts to file the proxy and obtain the Shareholder Approval as required by the 2009 Subscription Agreement. If the Shareholder Approval is not obtained, the Notes would be in default. In the event of a default on the Notes, at the option of the holders of the Notes, all sums of principal and interest then remaining unpaid on the Notes and all other amounts payable under the notes would be immediately due and payable on demand. In addition, if the Shareholder Approval is not obtained, the $500,000 of Escrowed Funds will be returned to the Subscribers.

           As stated above, pursuant to the Favored Nations provision of the 2009 Subscription Agreement, if, at any time until the Notes have been repaid, the Company sells shares of its Common Stock at less than the Conversion Price of the Notes or the exercise price of the Warrants (other than in connection with certain excepted issuances described in the 2009 Subscription Agreement) without the consent of the Subscribers holding Notes, the Conversion Price of the Notes and the exercise price of the Warrants shall be reduced to such other lower price. Additionally, the 2009 Subscription Agreement allows the Company to reduce the Conversion Price of the Notes. However, the Company will not be able to issue shares of Common Stock pursuant to the 2009 Subscription Agreement unless the Company’s shareholders approve the execution of the 2009 Subscription Agreement and the issuance of more than 20% of the Company’s Common Stock pursuant to the 2009 Subscription Agreement.

           If the Company were to issue shares of Common Stock pursuant to the 2009 Subscription Agreement and the related documents, such issuances may affect the rights of existing holders of the Company’s Common Stock to the extent that issuances of Common Stock reduce each existing shareholder’s proportionate ownership and voting rights in the Company. In addition, possible dilution caused by issuances of Common Stock could lead to a decrease in the Company’s net income per share in future periods and a resulting decline in the market price of the Company’s Common Stock.

           The Board of Directors believes that it is in the Company’s best interest to have the ability to issue an aggregate amount of Common Stock that may exceed the Rule 5635 NASDAQ 20% Share Limitation, pursuant to the 2009 Subscription Agreement and related documents because among other things this may (i) enable the Company to receive the $500,000 of Escrowed Funds, (ii) enable the Subscribers to convert the Notes into shares of the Company’s Common Stock which would reduce the Company’s debt, (iii) enable the company to pay the interest due on the Notes by issuing the holders of the Notes shares of Common Stock and (iv) enable the Company to reduce the Conversion Price.

THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ APPROVING THE EXECUTION OF THE 2009 SUBSCRIPTION AGREEMENT AND THE ISSUANCE OF MORE THAN 20% OF THE COMPANY’S OUTSTANDING COMMON STOCK, AT A PRICE THAT MAY BE LESS THAN THE GREATER OF BOOK OR MARKET VALUE OF THE COMPANY’S COMMON STOCK, PURSUANT TO THE 2009 SUBSCRIPTION AGREEMENT AND THE RELATED DOCUMENTS.

PROPOSAL NO. 2
APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

There is being submitted to the shareholders for approval at the Special Meeting, the approval of the Company’s 2009 Stock Incentive Plan, a copy of which is included as Appendix H, pursuant to which the Company may grant an aggregate of 800,000 shares of the Company’s Common Stock to the Company’s officers, directors, employees and consultants. If the Company’s 2009 Stock Incentive Plan is approved by our shareholders, the Board will be authorized to, from time-to-time, issue an aggregate of 800,000 shares of the Company’s Common Stock to the Company’s officers, directors, employees and consultants. The specific number of shares of the Company’s Common Stock granted to any officer, director, employee or consultant and the specific officers, directors, employees and/or consultants granted shares will be determined by the Board. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company’s common stock. Officers, directors, employees and consultants will be required to pay the Company the sum of $.01 per share prior to the issuance of their shares. The Common Stock will be granted in reliance on the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, as transactions not involving a public offering.

We believe that stock grants play an important role in providing officers, directors and employees with an incentive and inducement to contribute fully to the growth and development of the Company because of the opportunity to acquire a proprietary interest in the Company.

Those officers, directors, employees and consultants receiving stock grants will receive, for nominal consideration, the opportunity to profit from any rise in the market value of the common stock. This will dilute the equity interest of the Company’s other shareholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE STOCK GRANTS PURSUANT TO THE 2009 STOCK INCENTIVE PLAN

Generally, the recipient of a stock grant will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares of Common Stock received at the time the shares first become transferable or are no longer subject to forfeiture over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible for federal income tax purposes by the Company. For tax purposes, in addition to other restrictions, the Common Stock is considered to be subject to a substantial risk of forfeiture as long as the sale of the shares could subject the recipient to suit under the ‘short swing profit’ provisions of Section 16 of the Securities Exchange Act of 1934, as amended. Alternatively, if the recipient of a restricted stock award so elects, the recipient will recognize ordinary income on the date of grant in an amount equal to the excess of the fair market value of the shares of Common Stock (without taking into account any lapse restrictions) on such date, over the purchase price, if any, paid by the recipient for such common stock, and such amount will then be deductible by the Company. In the event of the forfeiture of the Common Stock included in a stock award, the recipient will not be entitled to any deduction except to the extent the recipient paid for such common stock. Upon a sale of the Common Stock included in the restricted stock or award, the recipient will recognize capital gain or loss, as the case may be, equal to the difference between the amount realized from such sale and the recipient’s tax basis for such shares of common stock.

THE BOARD OF DIRECTORS RECOMMENDS VOTING ‘FOR’ APPROVING THE COMPANY’S 2009 STOCK INCENTIVE PLAN PURSUANT TO WHICH IT MAY GRANT AN AGGREGATE OF 800,000 SHARES OF THE COMPANY’S COMMON STOCK AS SET FORTH ABOVE.

OTHER MATTERS

          The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting. If any other matters do come before the meeting, the persons named in the proxy will exercise their discretion in voting thereof.

SHAREHOLDER PROPOSALS

          Proposals by any shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Company for inclusion in material relating to such meeting not later than February 10, 2010.

EXPENSES

          All expenses in connection with solicitation of proxies will be borne by the Company. Officers and regular employees of the Company may solicit proxies by personal interview and telephone, telegraph, mail, or facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting materials to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in doing so.

By Order of the Board of Directors,
/s/ Robert Benou
Robert S. Benou
Chairman & Chief Executive Officer

APPENDIX A

SUBSCRIPTION AGREEMENT

          THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of August 3, 2009, by and among Conolog Corporation, a Delaware corporation (the “Company”), and the subscribers identified on the signature page hereto (each a “Subscriber” and collectively “Subscribers”).

          WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”).

          WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, in the aggregate, shall purchase up to One Million Dollars ($1,000,000) (the “Purchase Price”) of principal amount of secured promissory notes of the Company (“Note” or “Notes”), a form of which is annexed hereto as Exhibit A, convertible into shares of the Company’s common stock, $0.01 par value (the “Common Stock”) at a per share conversion price set forth in the Note (“Conversion Price”); and share purchase warrants (the “Warrants”), in the forms annexed hereto as Exhibits B1 and B2, to purchase shares of Common Stock (the “Warrant Shares”). The Notes, shares of Common Stock issuable upon conversion of the Notes (the “Shares”), the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”; and

          WHEREAS, the aggregate proceeds of the sale of the Notes and the Warrants contemplated hereby shall be held in escrow pursuant to the terms of a Funds Escrow Agreement to be executed by the parties substantially in the form attached hereto as Exhibit C (the “Escrow Agreement”).

          NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscribers hereby agree as follows:

                    1. Conditions To Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, each Subscriber shall purchase and the Company shall sell to each Subscriber a Note in the principal amount designated on the signature page hereto. The aggregate amount of the Notes to be purchased by the Subscribers on the Closing Date shall, in the aggregate, be equal to the Closing Purchase Price.

                    2. Closing Date. The “Closing Date” shall be the date that subscriber funds representing the net amount due the Company from the Closing Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company. The consummation of the transactions contemplated herein for all Closings shall take place at the offices of Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, upon the satisfaction of all conditions to Closing set forth in this Agreement.

                    3. Warrants.

                              (a) Class A Warrants. On the Closing Date, the Company will issue and deliver Class A Warrants to the Subscribers (the “Class A Warrants”). Two Class A Warrants will be issued for each one Share which would be issued on the Closing Date assuming the complete conversion of the Notes issued on such Closing Date at the Conversion Price in effect on the Closing Date assuming such Closing Date were a Conversion Date. The per Warrant Share exercise price to acquire a Warrant Share upon exercise of a Class A Warrant shall be equal to 105% of the closing bid price of the Company’s common stock on the Principal Market for the trading day preceding, the Closing Date, as reported by

Bloomberg L.P. The Class A shall be exercisable until five (5) years after the Closing Date. The Class A Warrants will be exercisable on a cashless basis as described in the Class A Warrants.

                              (b) Class B Warrants. On the Closing Date, the Company will issue and deliver an aggregate of 40,000 Class B Warrants to the Subscribers (the “Class B Warrants”) to purchase up to an additional $4,000,000 principal amount of 8% Notes (for every $100,000 principal amount Note purchased hereunder 1,000 Class B Warrants will be surrendered to the Company). The Class B Warrants shall be exercisable until three (3) years after the Closing Date. Additionally, upon exercise of the Class B Warrants, two Class C Warrants will be issued for each one Share which would be issued on the exercise date of the Class B Warrant assuming the complete conversion of the Notes issued on such exercise date at the Conversion Price in effect on such exercise date assuming such exercise date were a Conversion Date. The per Share exercise price to acquire a Warrant Share upon exercise of a Class C Warrant shall be equal to the lessor of (i) 105% of the closing bid price of the Company’s common stock on the Principal Market for the trading day preceding the exercise date of the Class B Warrant, or (ii) the exercise price of the Class A Warrants as reported by Bloomberg L.P. The Class C Warrants shall be exercisable until five (5) years after the exercise date. The Class C Warrants will be exercisable on a cashless basis as described in the Class C Warrants.

                    4. Subscriber’s Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company only as to such Subscriber that:

                              (a) Organization and Standing of the Subscribers. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

                              (b) Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Notes and Warrants being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

                              (c) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Notes or acquire the Warrants in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements made by the Company herein.

                              (d) Information on Company. The Subscriber has had access at the EDGAR

Website of the Commission to the Company’s Form 10-Q for the quarter ended April 30, 2009 filed on June 19, 2009 and Form 10-K for the year ended July 31, 2008 and all periodic or other reports filed with the Commission (hereinafter referred to as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

                              (e) Information on Subscriber. The Subscriber is, and will be at the time of the conversion of the Notes and exercise of the Warrants, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to make an informed investment decision with respect to the proposed purchase of the Note, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate.

                              (f) Purchase of Notes and Warrants. On the Closing Date, the Subscriber will purchase the Notes and Warrants as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

                              (g) Compliance with Securities Act. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Securities, or interests in the Securities, and deliver the Securities, or interests in the Securities, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Securities, or interests in the Securities, to third parties who in turn may dispose of these Securities.

                              (h) Shares Legend. The Shares and the Warrant Shares shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO [THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                              (i) Warrants Legend. The Warrants shall bear the following or similar legend:

“THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                              (j) Note Legend. The Note shall bear the following legend:

“THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

                              (k) Communication of Offer. The offer to sell the Securities was communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

                              (l) Authority; Enforceability. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

                              (m) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and such Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act. Notwithstanding anything to the contrary contained in this Agreement, and provided that prior to any transfer, the Subscriber and the proposed transferee execute and deliver to the Company a representation letter that is reasonably acceptable to the Company, such Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D, such Affiliate agrees to be bound by the terms and conditions of this Agreement. The Company will be liable for damages arising out of any unreasonable delay in reissuing Common Stock to an Affiliate of the Subscriber. Subscriber indemnifies the Company in the event an exemption from such transfer under the 1933 Act is found not to have been available. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Affiliate includes each subsidiary of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                              (n) No Governmental Review. Each Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

                              (o) Correctness of Representations. Each Subscriber represents as to such Subscriber that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Subscriber otherwise notifies the Company prior to each Closing Date shall be true and correct as of the Closing Date.

                              (p) Survival. The foregoing representations and warranties shall survive the Closing Date.

                    5. Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that except as set forth in the Reports and as otherwise qualified in the Transaction Documents:

                              (a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business is disclosed in the Reports. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. The Company does not have any Subsidiaries..

                              (b) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

                              (c) Authority; Enforceability. Except for the Approval, if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, the Agreement, the Note, the Warrants, the Escrow Agreement, and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. Except for the Approval, if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules and the filing of a Notification: Listing of Additional Shares application with the Nasdaq Stock Market (the “Notification Filing”) the

Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

                              (d) Additional Issuances. There are no outstanding agreements or preemptive or similar rights affecting the Company’s common stock or equity and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company or other equity interest in any of the Subsidiaries (if any) of the Company except as described on Schedule 5(d), or the Reports. The Common stock of the Company on a fully diluted basis outstanding as of the last trading day preceding the Closing Date is set forth on Schedule 5(d).

                              (e) Consents. Except for the Approval described in Section 9 of this Agreement, if the Approval is required by applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, and the approval and/or notice required by the corporate governance rules of the NASDAQ Capital Market (formerly known as the NASDAQ SmallCap Market) (the “SmallCap”), including but not limited to the requirement to file an Additional Shares Listing Application with the SmallCap at least (15) days prior to the issuance of the Shares or the Warrant Shares, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market, nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.

                              (f) No Violation or Conflict. Assuming the representations and warranties of the Subscribers in Section 4 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will:

                                        (i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates subject to (i) the Approval, if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules and (ii) the Notification Filing, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

                                        (ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

                                        (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

                                        (iv) result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

                              (g) The Securities. The Securities upon issuance:

                                        (i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                                        (ii) have been, or will be, duly and validly authorized and on the date of issuance of the Shares and upon exercise of the Warrants, the Shares and Warrant Shares will be duly and validly issued, fully paid and nonassessable or if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted);

                                        (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                                        (iv) will not subject the holders thereof to personal liability by reason of being such holders provided Subscriber’s representations herein are true and accurate and Subscribers take no actions or fail to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

                                        (v) will not result in a violation of Section 5 under the 1933 Act.

                              (h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

                              (i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, as amended, the Company has filed all 10-KSB and 10-QSB reports required to be filed thereunder with the Commission during the preceding twelve months.

                              (j) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in investor relations/public relations activities consistent with past practices.

                              (k) Information Concerning Company. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the material information required to be disclosed therein. Since the last day of the fiscal year of the most recent audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information or in the Schedules hereto, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The

Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

                              (l) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

                              (m) Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to the Company’s knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

                              (n) Not an Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the SmallCap Market or any Principal Market which would impair exemptions relied upon in this Offering (as defined in Section 8(b)). Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

                              (o) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

                              (p) Listing. The Company’s common stock is quoted on the SmallCap under the symbol CNLG. In the last twelve months, other than prior notices, all of which the Company has complied with, and any subsequent notifications related thereto from the SmallCap, the Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the SmallCap nor that its common stock does not meet all requirements for the continuation of such quotation. As of the date hereof,, the Company satisfies all the requirements for the continued quotation of its common stock on the SmallCap.

                              (q) No Undisclosed Liabilities. Other than the execution of this Subscription Agreement and the transactions contemplated therein, the Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since the Latest Financial Date and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, except as disclosed on Schedule 5(q).

                              (r) No Undisclosed Events or Circumstances. Other than the execution of this Subscription Agreement and the transactions contemplated therein, since the Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

                              (s) Banking. Schedule 5(s) contains a list of all financial institutions at which the Company and Subsidiaries (if any) maintains deposit, checking and other accounts. The list includes the accurate addresses of such financial institution and account numbers of such accounts.

                              (t) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                              (u) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement and the Closing Date (not including the Securities) are set forth on Schedule 5(d). Except as set forth on Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries (if any). All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

                              (v) Dilution. The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that subject to the Company’s receiving the Approval, if the Approval is required by the applicable NASD Market Place rules and/or Nasdaq’s corporate governance rules, its obligation to issue the Shares upon conversion of the Notes, and the Warrant Shares upon exercise of the Warrants is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

                              (w) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

                              (x) DTC Status. The Company’s transfer agent is a participant in and the Common Stock is eligible for transfer pursuant to the Depository Trust Company Automated Securities Transfer Program. The name, address, telephone number, fax number, contact person and email address of the Company transfer agent is set forth on Schedule 5(x) hereto.

                              (y) Investment Company. Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

                              (z) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the Offering (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                              (AA) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to each Closing Date, shall be true and correct in all material respects as of the Closing Date.

                              (BB) Survival. The foregoing representations and warranties shall survive the Closing Date.

                    6. Regulation D Offering. The offer and issuance of the Securities to the Subscribers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder. On the Closing Date, the Company will provide an opinion reasonably acceptable to Subscriber from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by Subscribers. A form of the legal opinion is annexed hereto as Exhibit D. The Company will provide, at the Company’s expense, such other legal opinions in the future as are reasonably necessary for the issuance and resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants pursuant to an effective registration statement, Rule 144 under the 1933 Act or an exemption from registration, provided, however, the Subscriber seeking such opinion meets all applicable requirements for such resale and provided such Subscriber provides the Company and/or its counsel with such information as the Company’s counsel may need in order to render such opinion. Subscriber agrees that any legal opinions required hereunder or under any other Transaction Documents may be supplied by the Company’s in house General Counsel.

                    7.1. Conversion of Note.

                              (a) Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company’s transfer agent shall issue stock certificates in the name of Subscriber (or its permitted nominee) or such other persons as designated by Subscriber and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company’s Common Stock and that the certificates representing such shares shall contain no legend other than the legend set forth in Section 4(h). If and when Subscriber sells the Shares, assuming (i) a registration statement including such Shares for registration, filed with the Commission is effective and the prospectus, as supplemented or amended, contained therein is current and (ii) Subscriber or its agent confirms in writing to the transfer agent that Subscriber has complied with the prospectus delivery requirements, the Company will reissue the Shares without restrictive legend and the Shares will be free-trading, and freely transferable. In the event that the Shares are sold in a manner that complies with an exemption from registration, the Company will promptly instruct its counsel to issue to the transfer agent an opinion permitting removal of the legend indefinitely, if pursuant to Rule 144(b)(1)(i)

of the 1933 Act, or for 90 days if pursuant to the other provisions of Rule 144 of the 1933 Act, provided that Subscriber delivers all reasonably requested representations in support of such opinion.

                              (b) Subscriber will give notice of its decision to exercise its right to convert the Note, interest, any sum due to the Subscriber under the Transaction Documents including Liquidated Damages, or part thereof by telecopying an executed and completed Notice of Conversion (a form of which is annexed as Exhibit A to the Note) to the Company via confirmed telecopier transmission or otherwise pursuant to Section 12(a) of this Agreement. The Subscriber will be required to surrender the Note prior to the conversion of the Note. Subscriber will also be required to surrender the note within three business days of the satisfaction by the Company of such Note. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof shall be deemed a Conversion Date. The Company will itself or cause the Company’s transfer agent to transmit the Company’s Common Stock certificates representing the Shares issuable upon conversion of the Note to the Subscriber via express courier for receipt by such Subscriber within five (5) business days after receipt by the Company of the Notice of Conversion (such fifth day being the “Delivery Date”). In the event the Shares are electronically transferable, then delivery of the Shares must be made by electronic transfer provided request for such electronic transfer has been made by the Subscriber and the Subscriber has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. A Note representing the balance of the Note not so converted will be provided by the Company to the Subscriber if requested by Subscriber, provided the Subscriber has delivered the original Note to the Company. In the event that a Subscriber does not surrender a Note for reissuance upon partial payment or conversion, the Subscriber hereby indemnifies the Company against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note. “Business day” and “trading day” as employed in the Transaction Documents is a day that the New York Stock Exchange is open for trading for three or more hours.

                              (c) The Company understands that a delay in the delivery of the Shares in the form required pursuant to Section 7.1 hereof, or the Mandatory Redemption Amount described in Section 7.2 hereof, respectively after the Delivery Date or the Mandatory Redemption Payment Date (as hereinafter defined) could result in economic loss to the Subscriber. As compensation to the Subscriber for such loss, the Company agrees to pay (as liquidated damages and not as a penalty) to the Subscriber for late issuance of Shares in the form required pursuant to Section 7.1 hereof upon Conversion of the Note in the amount of $100 per business day after the Delivery Date for each $10,000 of Note principal amount being converted of the corresponding Shares which are not timely delivered. The Company shall pay any payments incurred under this Section upon demand. Furthermore, in addition to any other remedies which may be available to the Subscriber, in the event that the Company fails for any reason to effect delivery of the Conversion Shares within seven (7) business days after the Delivery Date or make payment within seven (7) business days after the Mandatory Redemption Payment Date (as defined in Section 7.2 below), Subscriber will be entitled to revoke all or part of the relevant Notice of Conversion or rescind all or part of the notice of Mandatory Redemption by delivery of a notice to such effect to the Company whereupon the Company and Subscriber shall each be restored to their respective positions immediately prior to the delivery of such notice, except that the damages payable in connection with the Company’s default shall be payable through the date notice of revocation or rescission is given to the Company.

                              (d) Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                              (e) The Company may in its sole discretion reduce the Conversion Price of any Notes that have not been paid off or fully converted if (i) the Approval has been obtained or (ii) if the Approval is not required by the applicable NASD Market Place Rules and/or the Nasdaq’s corporate governance rules. In the event the Conversion Price is reduced pursuant to this Section 7.1(e), the Company shall notify any Subscribers holding Notes which have not been paid by the Company or fully converted by the Subscribers of such reduced Conversion Price.

                    7.2. Mandatory Redemption at Subscriber’s Election. In the event (i) the Company is prohibited from issuing Shares, (ii) the Company fails to timely deliver Shares on a Delivery Date, (iii) upon the occurrence of any other Event of Default (as defined in the Note or in this Agreement), (iv) of the liquidation, dissolution or winding up of the Company, or (v) a Change of Control (as defined below) any of which that continues for more than ten days, then at the Subscriber’s election, the Company must pay to the Subscriber ten (10) business days after request by the Subscriber, at the Subscriber’s election, a sum of money determined by (y) multiplying up to the outstanding principal amount of the Note designated by the Subscriber by 120%, or (z) multiplying the number of Shares otherwise deliverable upon conversion of an amount of Note principal and/or interest designated by the Subscriber (with the date of giving of such designation being a “Deemed Conversion Date”) at the Conversion Price that would be in effect on the Deemed Conversion Date by the highest closing price of the Common Stock on the Principal Market for the period commencing on the Deemed Conversion Date until the day prior to the receipt by the Subscriber of the Mandatory Redemption Payment, whichever is greater, together with accrued but unpaid interest thereon (“Mandatory Redemption Payment”). The Mandatory Redemption Payment must be received by the Subscriber on the same date as the Company Shares otherwise deliverable or within ten (10) business days after request, whichever is sooner (“Mandatory Redemption Payment Date”). Upon receipt of the Mandatory Redemption Payment, the corresponding Note principal and interest will be deemed paid and no longer outstanding. Liquidated damages calculated pursuant to Section 7.1(c) hereof, that have been paid or accrued for the twenty day period prior to the actual receipt of the Mandatory Redemption Payment by the Subscriber shall be credited against the Mandatory Redemption Payment. For purposes of this Section 7.2, “Change in Control” shall mean (i) the Company becoming a Subsidiary of another entity, (ii) a majority of the board of directors of the Company as of the Closing Date no longer serving as directors of the Company except due to natural causes, (iii) the sale, lease or transfer of substantially all the assets of the Company or Subsidiaries (if any).

                    7.3. Maximum Conversion. Subscriber shall not be entitled to convert on a Conversion Date that amount of the Note nor may the Company make any payment including principal, interest, or liquidated or other damages by delivery of Conversion Shares in connection with that number of Conversion Shares which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by Subscriber and its Affiliates on a Conversion Date or payment date, and (ii) the number of Conversion Shares issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a calculation date, which would result in beneficial ownership by Subscriber and its Affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder. Subject to the foregoing, the Subscriber shall not be limited to aggregate conversions of only 4.99% and aggregate conversions by the Subscriber may exceed 4.99%. The Subscriber may increase the permitted beneficial ownership amount up to 9.99% upon and effective after 61 days prior written notice to the Company. Subscriber may allocate which of the equity of the Company deemed beneficially owned by Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

                    7.4. Injunction Posting of Bond. In the event a Subscriber shall elect to convert a Note or part thereof or exercise the Warrant in whole or in part, the Company may not refuse conversion or exercise based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of such Note or exercise of all or part of such Warrant shall have been sought and obtained by the Company and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the outstanding principal and interest of the Note, or aggregate purchase price of the Warrant Shares which are sought to be subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment. Notwithstanding the foregoing, if the Company receives an order restraining it from converting from a court or administration agency of competent jurisdiction, it shall comply without a bond requirement.

                    7.5. Buy-In. In addition to any other rights available to the Subscriber, if the Company fails to deliver to the Subscriber such shares issuable upon conversion of a Note by the Delivery Date and if after seven (7) business days after the Delivery Date the Subscriber purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Subscriber of the Common Stock which the Subscriber was entitled to receive upon such conversion (a “Buy-In”), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if the Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of $10,000 of note principal and/or interest, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice and acceptable written proof of the purchase and the amount thereof and indicating the amounts payable to the Subscriber in respect of the Buy-In.

                    7.6 Adjustments. The Conversion Price, Warrant exercise price and amount of Shares issuable upon conversion of the Notes and exercise of the Warrants shall be adjusted as described in this Agreement, the Notes and Warrants.

                    7.7. Redemption. The Note and Warrants shall not be redeemable or mandatorily convertible except as described in the Note and Warrants.

                    8. Broker/Legal Fees.

                              (a) Broker’s Commission. The Company on the one hand, and each Subscriber (for himself only) on the other hand, agrees to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees other than other than Garden State Securities (“Broker”) on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. Anything in this Agreement to the contrary notwithstanding, each Subscriber is providing indemnification only for such Subscriber’s own actions and not for any action of any other Subscriber. The liability of the Company and each Subscriber’s liability hereunder is several and not joint. The Company agrees that it will pay the Broker the fees set forth on Schedule 8(a) hereto (“Broker’s Fees”). The Company represents that to the best of its knowledge there are no other parties entitled to receive fees, commissions, or similar payments in connection with the offering described in this Agreement except the Broker.

                              (b) Legal Fees. The Company shall pay to Grushko & Mittman, P.C., a cash fee of $15,000 (“Subscribers’ Legal Fees”) as reimbursement for services rendered to the Subscribers in connection with this Agreement and the purchase and sale of the Notes and Warrants (the “Offering”). The Subscribers’ Legal Fees and expenses (to the extent known as of the Closing) will be payable out of funds held pursuant to the Escrow Agreement. Grushko & Mittman, P.C. will also be reimbursed at

Closing for all lien searches, filing fees, and printing and shipping costs for the closing statements to be delivered to Subscribers.

                    9. Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

                              (a) Stop Orders. So long as the Subscribers own any of the Securities or they have terminated pursuant to their terms, the Company will advise the Subscribers, within two hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

                              (b) Listing. The Company shall promptly secure the listing of the shares of the Common Stock and the Warrant Shares upon each national securities exchange, or automated quotation system upon which they are or become eligible for listing (subject to official notice of issuance) and shall maintain such listing so long as any Notes or Warrants are outstanding, provided the Company’s Common Stock continues to be listed on such national securities exchange or automated quotation system. So long as Subscriber own any securities that are not expired or repaid, the Company will use its best reasonable efforts to maintain the listing of its Common Stock on the NYSE AMEX, SmallCap, Nasdaq National Market System, OTC Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock (the “Principal Market”)), and will comply in all respects with the Company’s reporting, filing or other obligations under the bylaws or rules of the Principal Market, as applicable. So long as the Subscriber own the securities, the Company will provide the Subscribers copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the SmallCap is the Principal Market.

                              (c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to Subscriber.

                              (d) Filing Requirements. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and Warrant Shares have been resold or transferred by all the Subscribers pursuant an effective registration statement or pursuant to Rule 144(b)(1)(i) (the date of such latest occurrence being the “End Date”), the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, and (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(g) of the 1934 Act, if Company is not subject to such reporting requirements. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Closing Date. Until the earlier of the resale of the Common Stock, and the Warrant Shares by each Subscriber or two (2) years after the Warrants have been exercised, the Company will use its best efforts to continue the listing or quotation of the Common Stock on a Principal Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

                              (e) Use of Proceeds. The proceeds of the Offering will be employed by the Company for the purposes set forth on Schedule 9(e) hereto. Except as set forth on Schedule 9(e), the Purchase Price may not and will not be used for accrued and unpaid officer and director salaries, payment of financing related debt, redemption of outstanding notes or equity instruments of the Company, litigation related expenses or settlements, brokerage fees, nor non-trade obligations outstanding on a Closing Date. For so long as any Notes are outstanding, the Company will not prepay any financing related debt obligations nor redeem any equity instruments of the Company.

                              (f) Reservation. Prior to the Closing Date, the Company undertakes to reserve, pro rata, on behalf of the Subscribers from its authorized but unissued common stock, a number of common shares equal to 175% of the amount of Common Stock necessary to allow each Subscriber to be able to convert all Notes issuable pursuant to this Agreement and interest thereon and reserve 100% of the amount of Warrant Shares issuable upon exercise of the Warrants. Failure to have sufficient shares reserved pursuant to this Section 9(f) for five (5) consecutive business days or fifteen (15) days in the aggregate shall be a material default of the Company’s obligations under this Agreement and an Event of Default under the Note.

                              (g) Taxes. From the date of this Agreement and until the End Date, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

                              (h) Insurance. From the date of this Agreement and until the End Date, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

                              (i) Books and Records. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

                              (j) Governmental Authorities. From the date of this Agreement and until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

                              (k) Intellectual Property. From the date of this Agreement and until the End Date, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

                              (l) Properties. From the date of this Agreement and until the End Date, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

                              (m) Confidentiality/Public Announcement. From the date of this Agreement and until the End Date, the Company agrees that except in connection with a Form 8-K or as otherwise required in any other Commission filing or in filings with the SmallCap or such other Principal Market, it will not disclose publicly the identity of the Subscribers unless expressly agreed to in writing by a Subscriber, only to the extent required by law or regulations of the SmallCap or such other Principal Market. In any event and subject to the foregoing, the Company shall make a public announcement describing the Offering not later than the second business day after the Closing Date. The Company also undertakes to file a Form 8-K describing the Offering. In the Form 8-K or public announcement, the Company will specifically disclose the amount of common stock outstanding immediately after the Closing. A form of the proposed Form 8-K or public announcement to be employed in connection with the Closing is annexed hereto as Exhibit E. The Subscribers expressly consent to the filing of such Form 8-K and the making of the aforementioned public announcement. In the event that the Company believes that a notice or communication to Subscriber contains material, nonpublic information relating to the Company or Subsidiaries (if any), the Company shall so indicate to Subscriber prior to delivery of such notice or information. Subscriber will be granted sufficient time to notify the Company that Subscriber elects not to receive such information. In such case, the Company will not deliver such information to Subscriber. In the absence of any such indication, Subscriber shall be allowed to presume that all matters relating to such notice and information do not constitute material, nonpublic information relating to the Company or Subsidiaries (if any).

                              (n) Non-Public Information. The Company covenants and agrees that except for the Reports, Other Written Information and schedules and exhibits to this Agreement and the Transaction Documents, which information the Company undertakes to publicly disclose on the Form 8-K described in Section 9(m) above, neither it nor any other person acting on its behalf will at any time provide Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have agreed in writing to accept such information. The Company understands and confirms that Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

                              (o) Negative Covenants. Until the Approval is obtained (as defined in Section 3(v) below) or the Notes have been paid in full and satisfied, without the consent of the Subscriber, the Company will not and will not permit any of its Subsidiaries (if any) to directly or indirectly:

                                        (i) create, incur, assume or suffer to exist any pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, security title, mortgage, security deed or deed of trust, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the Uniform Commercial Code or comparable law of any jurisdiction) (each, a “Lien”) upon any of its property, whether now owned or hereafter acquired except for: (A) the Excepted Issuances (as defined in Section 12 hereof), and (B) (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; (b) carriers’, warehousemen’s, mechanics’, material men’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; (e) Liens created with respect to the financing of the purchase of new property in the ordinary course of the Company’s business up to the amount of the purchase price of such property; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property; and (g) liens set forth on Schedule 9(o)(i) (each of (a) through (g), a “Permitted Lien”).

                                        (ii) amend its certificate of incorporation, bylaws or its charter documents so as to materially and adversely affect any rights of the Subscriber (an increase in the amount of authorized shares and an increase in the number of directors will not be deemed adverse to the rights of the Subscriber);

                                        (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock, or other equity securities other than to the extent permitted or required under the Transaction Documents.

                                        (iv) engage in any transactions with any officer, director, employee or any Affiliate of the Company, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $100,000 other than (i) for payment of salary, or fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) for other employee benefits, including stock and/or stock option agreements under any stock option plan of the Company; or

                                        (v) prepay or redeem any financing related debt or past due obligations or securities outstanding as of the Closing Date, or past due obligations (except with respect to vendor obligations, any such obligations which in management’s good faith, reasonable judgment must be repaid to avoid disruption of the Company’s businesses.

                              (p) RESERVED.

                              (q) Offering Restrictions. For so long as the Notes are outstanding, the Company will not enter into any Equity Line of Credit or similar agreement, nor issue nor agree to issue any floating or Variable Priced Equity Linked Instruments nor any of the foregoing or equity with price reset rights (collectively, the “Variable Rate Restrictions”). For purposes hereof, “Equity Line of Credit” shall include any transaction involving a written agreement between the Company and an investor or underwriter whereby the Company has the right to “put” its securities to the investor or underwriter over an agreed period of time and at an agreed price or price formula, and “Variable Priced Equity Linked Instruments” shall include: (A) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock either (1) at any conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security, or (2) with a fixed conversion, exercise or exchange price that is subject to being reset at some future date at any time after the initial issuance of such debt or equity security due to a change in the market price of the Company’s Common Stock since date of initial issuance, and (B) any amortizing convertible security which amortizes prior to its maturity date, where the Company is required or has the option to (or any investor in such transaction has the option to require the Company to) make such amortization payments in shares of Common Stock which are valued at a price that is based upon and/or varies with the trading prices of or quotations for Common Stock at any time after the initial issuance of such debt or equity security (whether or not such payments in stock are subject to certain equity conditions).

                              (r) Seniority. Except for Permitted Liens, until the Note is fully satisfied or converted, the Company shall not grant nor allow any security interest to be taken in the assets of the Company or any Subsidiary or any Subsidiary’s assets; nor issue any debt, equity or other instrument which would give the holder thereof directly or indirectly, a right in any assets of the Company or any Subsidiary or any right to payment equal to or superior to any right of the Subscriber as a holder of the Note in or to such assets or payment, nor issue or incur any debt not in the ordinary course of business.

                              (s) Notices. For so long as the Subscribers hold any Securities, the Company will maintain a United States address and United States fax number for notice purposes under the Transaction Documents.

                              (t) Transactions With Insiders. So long as the Note is outstanding, the Company shall not, and shall cause each of its subsidiaries (if any ) not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement relating to the sale, transfer or assignment of any of the Company’s tangible or intangible assets with any of its Insiders (as defined below)(or any persons who were Insiders at any time during the previous two (2) years), or any Affiliates (as defined below) thereof, or with any individual related by blood, marriage, or adoption to any such individual. Affiliate for purposes of this Section 9(v) means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. “Control” or “Controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity. For purposes hereof, “Insiders” shall mean any officer, director or manager of the Company, including but not limited to the Company’s president, chief executive officer, chief financial officer and chief operations officer, and any of their affiliates or family members.

                              (u) Blackout. For six months from the date of this Agreement, the Company undertakes and covenants that without the consent of the Subscriber, the Company will not enter into any acquisition, merger, exchange or sale or other transaction or causing an already effective registration statement to no longer be effective or current for a period of forty-five or more days in the aggregate during any three hundred and sixty-five day period.

                              (v) Shareholder Approval. If required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, the Company and Subscriber agree that until the Company either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ’s corporate governance rules as they may apply to the Shares and Warrants, and an opinion of counsel reasonably acceptable to Subscriber that the issuance of the Shares and Warrants will not violate NASDAQ’s corporate governance rules nor may result in a delisting of the Company’s common stock from the SmallCap (the “Approval”), each Subscriber may not receive any Shares or Warrants. If the Approval is required by the applicable NASD Market Place Rules, and or Nasdaq’s corporate governance rules, the Company covenants to use its best reasonable efforts to obtain the Approval to allow the issuance of the Shares and Warrants. If the Approval is required by the applicable NASD Market Place Rules and/or the Nasdaq’s corporate governance rules, the Company further covenants to file the preliminary proxy statement relating to the Approval with the Commission on or before thirty (30) days after the Closing Date (“Proxy Filing Date”). If the Approval is required by the applicable NASD Market Place Rules and/or the Nasdaq’s corporate governance rules, the Company further covenants to use its best reasonable efforts to obtain the Approval not later than the sooner of ninety (90) days from the Closing Date (“Approval Date”). If the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, the Company’s failure to (i) file the proxy on or before the Proxy Filing Date; or (ii) the Company’s failure to convene a meeting or shareholders with a quorum present and vote upon the Approval within ninety (90) days, or in the case of an SEC review, one hundred and twenty-five (125) days after the Closing Date; or (iii) the Company’s failure to obtain the Approval on or before the Approval Date (any of the preceding being an “Approval Default”) shall be deemed a rejection (“Rejection”) and the Company shall immediately notify each Subscriber of such Approval Default; provided, however that any Subscriber may waive such Rejection During the ten (10) business days following its receipt of notification from the Company that such Approval Default has occurred, in which case the Company shall remain obligated to such Subscriber to use its best reasonable efforts to file the proxy and obtain the Approval as set forth above.

                              (w) For purposes of this Section, in the event the Subscribers or their permitted assignees no longer own any Notices, Warrants and none of the Shares and Warrant Shares are held in the name of the Subscribers, the Shares and Warrant Shares shall be deemed to have been transferred by the Subscribers unless the Subscriber provide the Company with written proof reasonably acceptable to the Company that the Shares or Warrant Shares are still owned by such Subscriber or such Subscriber’s Affiliate.

                    10. Covenants of the Company and Subscriber Regarding Indemnification.

                              (a) The Company agrees to indemnify, hold harmless, reimburse and defend the Subscribers, the Subscribers’ officers, directors, agents, Affiliates, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any material misrepresentation by Company or material breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

                              (b) Each Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Subscriber or a material breach of any warranty by the Subscribers in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any material breach or default in performance by such Subscriber of any covenant or undertaking to be performed by such Subscriber hereunder, or any other agreement entered into by the Company and Subscribers, relating hereto.

                    11.1 Delivery of Unlegended Shares.

                              (a) Within three (3) business days (such third business day being the “Unlegended Shares Delivery Date”) after the business day on which the Company has received (i) a notice that Shares or Warrant Shares or any other Common Stock held by a Subscriber have been sold pursuant to a registration statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable and if required, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and (iv) in the case of sales under Rule 144, customary representation letters of the Subscriber and/or Subscriber’s broker regarding compliance with the requirements of Rule 144, the Company at its expense, (y) shall deliver, and shall cause legal counsel selected by the Company to deliver to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, directing the delivery of shares of Common Stock without any legends including the legend set forth in Section 4(h) above, reissuable pursuant to any effective and current registration statement or pursuant to Rule 144 under the 1933 Act (the “Unlegended Shares”); and (z) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the submitted Shares certificate, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date.

                              (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber’s prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

                              (c) The Company understands that a delay in the delivery of the Unlegended Shares pursuant to Section 11 hereof later than two business days after the Unlegended Shares Delivery Date could result in economic loss to a Subscriber. As compensation to a Subscriber for such loss, the Company agrees to pay late payment fees (as liquidated damages and not as a penalty) to the Subscriber for late delivery of Unlegended Shares in the amount of $100 per business day after the Delivery Date for each $10,000 of purchase price of the Unlegended Shares subject to the delivery default. If during any 360 day period, the Company fails to deliver Unlegended Shares as required by this Section 11 for an aggregate of thirty (30) days, then each Subscriber or assignee holding Securities subject to such default may, at its option, require the Company to redeem all or any portion of the Shares and Warrant Shares subject to such default at a price per share equal to 120% of the Purchase Price of such Common Stock and Warrant Shares (“Unlegended Redemption Amount”). The amount of the aforedescribed liquidated damages that have accrued or been paid for the twenty day period prior to the receipt by the Subscriber of the Unlegended Redemption Amount shall be credited against the Unlegended Redemption Amount. The Company shall pay any payments incurred under this Section in immediately available funds upon demand.

                              (d) In addition to any other rights available to a Subscriber, if the Company fails to deliver to a Subscriber Unlegended Shares as required pursuant to this Agreement, within seven (7) business days after the Unlegended Shares Delivery Date and the Subscriber purchases (in an open market transaction or otherwise) shares of common stock to deliver in satisfaction of a sale by such Subscriber of the shares of Common Stock which the Subscriber was entitled to receive from the Company (a “Buy-In”), then the Company shall pay in cash to the Subscriber (in addition to any remedies available to or elected by the Subscriber) the amount by which (A) the Subscriber’s total purchase price (including brokerage commissions, if any) for the shares of common stock so purchased exceeds (B) the aggregate purchase price of the shares of Common Stock delivered to the Company for reissuance as Unlegended Shares together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full (which amount shall be paid as liquidated damages and not as a penalty). For example, if a Subscriber purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to $10,000 of purchase price of shares of Common Stock delivered to the Company for reissuance as Unlegended Shares, the Company shall be required to pay the Subscriber $1,000, plus interest. The Subscriber shall provide the Company written notice indicating the amounts payable to the Subscriber in respect of the Buy-In.

                              (e) In the event a Subscriber shall request delivery of Unlegended Shares as described in Section 11 and the Company is required to deliver such Unlegended Shares pursuant to Section 11, the Company may not refuse to deliver Unlegended Shares based on any claim that such Subscriber or any one associated or affiliated with such Subscriber has been engaged in any violation of law, or for any other reason, unless, an injunction or temporary restraining order from a court, on notice, restraining and or enjoining delivery of such Unlegended Shares or exercise of all or part of said Warrant shall have been sought and obtained and the Company has posted a surety bond for the benefit of such Subscriber in the amount of 120% of the amount of the aggregate purchase price of the Common Stock and Warrant Shares which are subject to the injunction or temporary restraining order, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Subscriber to the extent Subscriber obtains judgment in Subscriber’s favor.

                    11.2 In the event commencing one hundred and eighty-one (181) days after the Closing Date and ending five years thereafter, the Subscriber is not permitted to resell any of the Shares or Warrant Shares without any restrictive legend or if such sales are permitted but subject to volume limitations or further restrictions on resale as a result of the unavailability to Subscriber of Rule 144(b)(1) under the 1933 Act or any successor rule (a “144 Default”), for any reason except for Subscriber’s status as an Affiliate or “control person” of the Company, then the Company shall pay such Subscriber as liquidated damages (“Liquidated Damages”) and not as a penalty an amount equal to one percent (1%) for the first day of such occurrence and one percent (1%) for each thirty (30) days (or such lesser pro-rata amount for any period less than thirty (30) days) thereafter of the purchase price of the Shares or Warrant Shares owned by the Subscriber during the pendency of the 144 Default.

                    12. (a) Right of Participation. Commencing on the date of this Agreement and until the Notes are no longer outstanding, the Subscribers shall be given not less than ten (10) business days prior written notice of any proposed sale by the Company of its common stock or other securities or debt obligations, except in connection with (i) employee stock options or compensation plans, (ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, (iii) issuance of an aggregate of 800,000 Shares of the Company’s Common Stock which may be issued to officers, directors, consultants and employees to the Company, (iv) the issuance of the stock of the company in connection with any outstanding warrants, options, convertible preferred stock or any other security of the company which has been described in the Reports or Other Written Information filed with the Commission or delivered to the Subscribers prior to the Closing Date (v) the issuance of securities of the Company pursuant to this Agreement or any of the Transaction Documents, or (vi) the issuance of securities to Garden State Securities, Inc. (or their agents or designees) pursuant to the Agreement between Garden State Securities, Inc. and the Company dated July __, 2009 (collectively “Excepted Issuances”). The Subscribers who exercise their rights pursuant to this Section 11(a) shall have the right during the ten (10) business days following receipt of the notice to participate in the purchase of such offered common stock, debt or other securities in accordance with the terms and conditions set forth in the notice of sale in the same proportion to each other as their purchase of Shares in the Offering. In the event such terms and conditions are modified during the notice period, the Subscribers shall be given prompt notice of such modification and shall have the right during the original notice period or for a period of five (5) business days following the notice of modification, whichever is longer, to exercise such right. In the event there is an Approval Default, this Right of Participation shall be extended and effective for 180 days after such Approval Default.

                          (b) Favored Nations Provision. Until the Notes are no longer outstanding, other than in connection with the Excepted Issuances, if the Company shall offer, issue or agree to issue any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Conversion Price in effect at such time, or if less than the Warrant exercise price in effect at such time, without the consent of each Subscriber holding Notes, the Conversion Price and Warrant exercise price shall automatically be reduced to such other lower issue price. For purposes of the issuance and adjustment described in this paragraph, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right or option to purchase Common Stock shall result in the reduction of the Conversion Price and Warrant exercise price upon the sooner of the agreement to or actual issuance of such convertible security, warrant, right or option and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Conversion Price or Warrant exercise price in effect upon such issuance. The rights of the Subscriber set forth in this Section 12 are in addition to any other rights the Subscriber has pursuant to this Agreement, the Note, any Transaction Document, and any other agreement referred to or entered into in connection herewith.

                          (c) Paid In Kind. The Subscriber may demand that some or all of the sums payable to the Subscriber pursuant to Sections 7.1(c), 7.2, 7.5, 11.4, 11.7(c), 11.7(d) and 11.7(e) that are not paid within ten business days after the required payment date be paid in shares of Common Stock valued at the Conversion Price in effect at the time Subscriber makes such demand or, at the Subscriber’s election, at such other valuation described in the Transaction Documents.

                          (d) Maximum Exercise of Rights. In the event the exercise of the rights described in Sections 12(a), 12(b) and 12(c) would result in the issuance of an amount of common stock of the

Company that would exceed the maximum amount that may be issued to a Subscriber calculated in the manner described in Section 7.3 of this Agreement, then the issuance of such additional shares of common stock of the Company to such Subscriber will be deferred in whole or in part until such time as such Subscriber is able to beneficially own such common stock without exceeding the maximum amount set forth calculated in the manner described in Section 7.3 of this Agreement. The determination of when such common stock may be issued shall be made by each Subscriber as to only such Subscriber.

                    13. Security Interest. The Subscribers will be granted a security interest in the assets of the Company, which security interest will be memorialized in a “Security Agreement,” a form of which is annexed hereto as Exhibit F and which security interest shall terminate upon the sooner of the repayment of the Notes or the receipt the Approval. The Notes and all sums due under the Notes and the Transaction Documents (as defined in Section 5(c) below) are included in the term “Obligations” as defined in the Security Agreement and are secured by the Collateral (as defined in the Security Agreement) in the same manner and having the same priority as granted to Subscribers pursuant to the Security Agreement. The Company will execute such other agreements, documents and financing statements reasonably requested by the Subscribers, which may be filed at the Company’s expense with the jurisdictions, states and counties designated by the Subscribers. The Company will also execute all such documents reasonably necessary in the opinion of the Subscribers to memorialize and further protect the security interest described herein. The Subscribers will appoint a Collateral Agent to represent them collectively in connection with the security interest to be granted to the Subscribers. The appointment will be pursuant to a “Collateral Agent Agreement,” a form of which is annexed hereto as Exhibit G.

                    14. Miscellaneous.

                              (a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Sichenzia, Ross, Friedman & Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: David Manno, Esq., telecopier number: (212) 930-9725, (ii) if to the Subscribers, to: the one or more addresses and telecopier numbers indicated on the signature pages hereto, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575, and (iii) if to the Broker, to: the address and telecopier number indicated on Schedule 8(a) hereto.

                              (b) Entire Agreement; Assignment. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscribers have relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscribers.

                              (c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

                              (d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in New York County. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

                              (e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 14(d) hereof, each of the Company, Subscriber and any signature hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                              (f) Damages. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

                              (g) Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

                              (h) Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

                              (i) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

                              (j) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

                              (k) Successor Laws. References in the Transaction Documents to laws, rules, regulations and forms shall also include successors to and functionally equivalent replacements of such laws, rules, regulations and forms. A successor rule to Rule 144(b)(1)(i) shall include any rule that would be available to a non-Affiliate of the Company for the sale of Common Stock not subject to volume restrictions and after a six month holding period.

                              (l) As used in the Agreement, “consent of the Subscribers” or similar language means the consent of holders of not less than 80% of the total of the Shares issued and issuable upon conversion of outstanding Notes owned by Subscribers on the date consent is requested.

[THIS SPACE INTENTIONALLY LEFT BLANK]

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

          Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

CONOLOG CORPORATION
a Delaware corporation

By:	/s/ Robert S. Benou

Name: Robert S. Benou
Title: Chief Executive Officer

Dated: August 3, 2009

SUBSCRIBER	NOTE PRINCIPAL

ALPHA CAPITAL ANSTALT	$450,000.00
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196

(Signature)
By:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (B)

          Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

CONOLOG CORPORATION
a Delaware corporation

By:

Name:
Title:

Dated: July ____, 2009

SUBSCRIBER	NOTE PRINCIPAL

WHALEHAVEN CAPITAL FUND LIMITED	$400,000.00
560 Sylvan Avenue
Englewood Cliffs, N.J. 07632
Fax: (201) 586-0258

(Signature)
By:

SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (C)

          Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

CONOLOG CORPORATION
a Delaware corporation

By:

Name:
Title:

Dated: July ____, 2009

SUBSCRIBER	NOTE PRINCIPAL

OSHER CAPITAL PARTNERS LLC	$150,000.00
5 Sansberry Lane
Spring Valley, NY 10977
Fax: (212) 586-8244

(Signature)
By:

APPENDIX B

THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE COMMON SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS NOTE UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Principal Amount: $____________	Issue Date: August 3, 2009

SECURED CONVERTIBLE NOTE

          FOR VALUE RECEIVED, CONOLOG CORPORATION, a Delaware corporation (hereinafter called “Borrower”), hereby promises to pay to ______________________________________, _________________________________________________________ (the “Holder”) or its registered assigns or successors in interest or order, without demand, the sum of ___________________________ Dollars ($__________) (“Principal Amount”), with simple and unpaid interest thereon, on January 3, 2010, unless the Approval (as defined in Section 9(q) of the Subscription Agreement) is obtained upon which the Maturity Date will be extended to January 3, 2011 (the “Maturity Date”), if not sooner paid.

          This Note has been entered into pursuant to the terms of a subscription agreement between the Borrower, the Holder and certain other holders (the “Other Holders”) of secured convertible promissory notes (the “Other Notes”), dated of even date herewith (the “Subscription Agreement”), and shall be governed by the terms of such Subscription Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Subscription Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST; AMORTIZATION

          1.1. Interest Rate. Subject to Section 6.7 hereof, interest payable on this Note shall accrue at a rate per annum (the “Interest Rate”) of four percent (4%). Upon receipt of either the Approval or Rejection as described in Section 9(v) of the Subscription Agreement, interest payable on this Note shall accrue at a rate per annum of eight percent (8%). Interest on the Principal Amount shall accrue from the date of this Note and shall be payable quarterly, in arrears, commencing six months after the Closing Date and on the Maturity Date, whether by acceleration or otherwise. Interest shall be payable in cash. However, provided the Company has timely obtained the Approval (as defined in Section 9(v) of the Subscription Agreement), if the Approval is required by applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules and provided the Shares may be sold pursuant to Rule 144(b)(1) and further provided no Event of Default is continuing following a five day cure period, then interest may be payable, at the option of the Holder in cash or Common Stock at an applied conversion rate equal to the lessor of (i) the Fixed Conversion Price (as defined in Section 3.1 hereof), or (ii) seventy-five percent (75%) of the average of the three lowest closing bid prices of the Common stock as reported by Bloomberg L.P. for the ten (10) trading days preceding such interest payment date. In the event the closing bid price of the Common Stock is more than 41% premium over the Fixed Conversion Price for each of the ten (10) days preceding an interest payment date, then interest for that quarter shall accrue and be payable on the

1

Maturity Date in cash unless sooner converted into Common Stock at the election of Holder at the applied conversion rate described above. In the event the closing bid price is less than 41% premium of the Fixed Conversion Price for each of the ten (10) days preceding an interest payment date, then the Holder may elect to either be paid the interest in cash, or at the applied conversion rate described above or to accrue the interest payable for that quarter until the Maturity Date.

          1.2. Repayment. The Note is repayable in full in cash on the Maturity Date. The foregoing notwithstanding, in the event the Company fails to obtain the Approval (as defined in Section 9(v) of the Subscription Agreement), fifty percent (50%) of the outstanding Principal Amount of the Note will be deemed satisfied.

          1.3. Default Interest Rate. Following the occurrence and during the continuance of an Event of Default, which, if susceptible to cure is not cured within five (5) days, otherwise then from the first date of such occurrence, the annual interest rate on this Note shall (subject to Section 6.7) automatically be increased to fifteen percent (15%).

ARTICLE II

CONVERSION REPAYMENT

          2.1. No Effective Registration. Notwithstanding anything to the contrary herein, no amount payable hereunder may be paid in shares of Common Stock by the Borrower without the Holder’s consent unless (a) either (i) an effective current registration statement covering the shares of Common Stock to be issued in satisfaction of such obligations exists, or (ii) an exemption from registration of the Common Stock is available pursuant to Rule 144(b)(1) of the 1933 Act or the rules and regulations promulgated thereunder, and (b) no Event of Default hereunder (or an event that with the passage of time or the giving of notice could become an Event of Default), exists and is continuing, unless such event or Event of Default is cured within any applicable cure period or is otherwise waived in writing by the Holder in whole or in part at the Holder’s option.

          2.2. Mandatory Conversion. Provided an Event of Default has not occurred, unless such Event of Default has been cured at least twenty (20) days prior to the delivery of written notice by Borrower as hereinafter described, then, commencing after the Actual Effective Date, the Borrower will have the option by written notice to the Holder (“Notice of Mandatory Conversion”) of compelling the Holder to convert all or a portion of the outstanding and unpaid principal of the Note and accrued interest, thereon, into Common Stock at the Conversion Price then in affect (“Mandatory Conversion”). The Notice of Mandatory Conversion, which notice must be given on the first day following a consecutive twenty (20) day trading period during which the closing bid price for the Company’s Common Stock as reported by Bloomberg, LP for the Principal Market shall be more than 200% of the Conversion Price in effect at such time each day and provided during the Lookback Period, daily average trading volume is not less than $100,000. The date the Notice of Mandatory Conversion is given is the “Mandatory Conversion Date.” The Notice of Mandatory Conversion shall specify the aggregate principal amount of the Note which is subject to Mandatory Conversion, which amount may not exceed in the aggregate, for all Holders who received Notes similar in term and tenure as this Note, the dollar volume of Common Stock traded on the Principal Market during the seven (7) trading days immediately preceding the Mandatory Conversion Date. Mandatory Conversion Notices must be given proportionately to all Holders of Notes who received Notes similar in term and tenure as this Note. The Borrower shall reduce the amount of Note principal and interest subject to a Notice of Mandatory Conversion by the amount of Note Principal and interest for which the Holder had delivered a Notice of Conversion to the Borrower during the twenty (20) trading

2

days preceding the Mandatory Conversion Date. Each Mandatory Conversion Date shall be a deemed Conversion Date and the Borrower and the Holder will be required to comply with Section 2.1 above.

ARTICLE III

CONVERSION RIGHTS

          3.1. Holder’s Conversion Rights. Subject to Section 3.2, the Holder shall have the right, but not the obligation at all times, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, into shares of Common Stock, subject to the terms and conditions set forth in this Article III at the rate of $0.78, but in no event greater than $1.00 per share of Common Stock (“Fixed Conversion Price”) as same may be adjusted pursuant to this Note and the Subscription Agreement. Commencing on the six months anniversary of the Closing Date, the Conversion Price shall be the lesser of the Fixed Conversion Price or 75% of the average of the lowest three closing bid prices for the ten trading days prior to a Conversion Date.

          3.2. Conversion Limitation. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Borrower on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Holder may exceed 4.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 3.2 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may allocate decide whether to convert a Note or exercise Warrants to achieve an actual 4.99% ownership position.

          3.3. Mechanics of Holder’s Conversion.

                    (a) In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a “Notice of Conversion”) to the Borrower, which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and amounts being converted. The original Note is not required to be surrendered to the Borrower until all sums due under the Note have been paid. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records. Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a “Conversion Date.” A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

                    (b) Pursuant to the terms of a Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel, if so required by the Borrower’s

3

transfer agent and shall cause the transfer agent to transmit the certificates representing the Conversion Shares to the Holder by crediting the account of the Holder’s designated broker with the Depository Trust Corporation (“DTC”) through its Deposit Withdrawal Agent Commission (“DWAC”) system within three (3) business days after receipt by the Borrower of the Notice of Conversion (the “Delivery Date”). In the case of the exercise of the conversion rights set forth herein the conversion privilege shall be deemed to have been exercised and the Conversion Shares issuable upon such conversion shall be deemed to have been issued upon the date of receipt by the Borrower of the Notice of Conversion. The Holder shall be treated for all purposes as the record holder of such shares of Common Stock, unless the Holder provides the Borrower written instructions to the contrary. Notwithstanding the foregoing to the contrary, the Borrower or its transfer agent shall only be obligated to issue and deliver the shares to the DTC on the Holder’s behalf via DWAC (or certificates free of restrictive legends) if the registration statement providing for the resale of the shares of Common Stock issuable upon the conversion of this Note is effective and the Holder has complied with all applicable securities laws in connection with the sale of the Common Stock, including, without limitation, the prospectus delivery requirements. In the event that Conversion Shares cannot be delivered to the Holder via DWAC, the Borrower shall deliver physical certificates representing the Conversion Shares by the Delivery Date.

          3.4. Conversion Mechanics.

                    (a) The number of shares of Common Stock to be issued upon each conversion of this Note pursuant to this Article III shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Conversion Price.

                    (b) The Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

                              A. Merger, Sale of Assets, etc. If the Borrower at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other corporation, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase such number and kind of shares or other securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance, upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of this Section shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

                              B. Reclassification, etc. If the Borrower at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to purchase an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

                              C. Stock Splits, Combinations and Dividends. If the shares of Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock in shares of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in

4

the case of combination of shares, in each such case by the ratio which the total number of shares of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

                              D. Share Issuance. So long as this Note is outstanding, if the Borrower shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete conversion or payment of this Note, for a consideration less than the Fixed Conversion Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issuance, the Conversion Price shall be reduced to such other lower issue price. For purposes of this adjustment, the issuance of any security or debt instrument of the Borrower carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Conversion Price upon the issuance of the above-described security, debt instrument, warrant, right, or option and again upon the issuance of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the then applicable Conversion Price. The reduction of the Conversion Price described in this paragraph is in addition to the other rights of the Holder described in the Subscription Agreement.

                    (c) Whenever the Conversion Price is adjusted pursuant to Section 3.4(b) above, the Borrower shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

          3.5. Reservation. During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than one hundred seventy-five percent (175%) of the number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. Borrower agrees that its issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

          3.6 Issuance of Replacement Note. Upon any partial conversion of this Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid, provided Holder has surrendered an original Note to the Company. In the event that the Holder elects not to surrender a Note for reissuance upon partial payment or conversion, the Holder hereby indemnifies the Borrower against any and all loss or damage attributable to a third-party claim in an amount in excess of the actual amount then due under the Note.

          3.7 Shareholder Approval. Notwithstanding, if the Approval is required by applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, then until the Company either obtains shareholder approval of the issuance of the Securities, or an exemption from NASDAQ’s corporate governance rules as they may apply to the Shares, and an opinion from counsel reasonably acceptable to Subscriber that the issuance of the Shares will not violate NASDAQ’s corporate governance rules nor may result in a delisting of the Company’s common stock from the SmallCap, the Holder may not receive any Shares under this Note.

5

ARTICLE IV

EVENTS OF DEFAULT

          The occurrence of any of the following events of default (“Event of Default”) shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

          4.1 Failure to Pay Principal or Interest. The Borrower fails to pay any installment of Principal Amount, interest or other sum due under this Note or any Transaction Document when due and such failure continues for a period of five (5) business days after the due date.

          4.2 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of the Subscription Agreement, this Note or Transaction Document in any material respect and such breach, if subject to cure, continues for a period of ten (10) business days after written notice to the Borrower from the Holder.

          4.3 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made herein, in the Subscription Agreement, Transaction Document or in any agreement, statement or certificate given in writing pursuant hereto or in connection herewith or therewith shall be false or misleading in any material respect as of the date made and the Closing Date.

          4.4 Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

          4.5 Judgments. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded or unstayed for a period of forty-five (45) days.

          4.6 Non-Payment. The Borrower shall have received a notice of default, which remains uncured for a period of more than twenty (20) business days, on the payment of any one or more debts or obligations aggregating in excess of One Hundred Thousand Dollars (US $100,000.00) beyond any applicable grace period;

          4.7 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within sixty (60) days of initiation.

          4.8 Delisting. Failure of the Common Stock to be quoted or listed on the Principal Market; failure to comply with the requirements for continued listing on the Bulletin Board for a period of seven consecutive trading days; or notification from the Bulletin Board or any Principal Market that the Borrower is not in compliance with the conditions for such continued listing on the Principal Market.

          4.9 Stop Trade. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower’s Common Stock that lasts for five or more consecutive trading days.

          4.10 Failure to Deliver Common Stock or Replacement Note. Borrower’s failure to timely deliver Common Stock to the Holder pursuant to and in the form required by this Note or the Subscription

6

Agreement, and, if requested by Borrower, a replacement Note, and such failure continues for a period of five (5) business days after the due date.

          4.11 RESERVED.

          4.12 Reverse Splits. The Borrower effectuates a reverse split of its Common Stock without twenty days prior written notice to the Holder.

          4.13 Cross Default. A default by the Borrower of a material term, covenant, warranty or undertaking of any Transaction Document or other agreement to which the Borrower and Holder are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period.

ARTICLE V
SECURITY INTEREST

          5. Security Interest/Waiver of Automatic Stay. This Note is secured by a security interest granted to the Holder pursuant to a Security Agreement, as delivered by Borrower to Holder. The Borrower acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Borrower, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then the Holder should be entitled to, among other relief to which the Holder may be entitled under the Transaction Documents and any other agreement to which the Borrower and Holder are parties (collectively, “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Holder to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. THE BORROWER EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, THE BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. The Borrower hereby consents to any motion for relief from stay that may be filed by the Holder in any bankruptcy or insolvency proceeding initiated by or against the Borrower and, further, agrees not to file any opposition to any motion for relief from stay filed by the Holder. The Borrower represents, acknowledges and agrees that this provision is a specific and material aspect of the Loan Documents, and that the Holder would not agree to the terms of the Loan Documents if this waiver were not a part of this Note. The Borrower further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Holder nor any person acting on behalf of the Holder has made any representations to induce this waiver, that the Borrower has been represented (or has had the opportunity to he represented) in the signing of this Note and the Loan Documents and in the making of this waiver by independent legal counsel selected by the Borrower and that the Borrower has discussed this waiver with counsel. Notwithstanding anything to the contrary herein, upon receipt of the Approval or an opinion from the Company’s attorneys that the Approval is not required pursuant to the NASD Market Place Rules and/or Nasdaq’s corporate governance rules this Note shall no longer be secured.

7

ARTICLE VI

MISCELLANEOUS

          6.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          6.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Borrower to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Sichenzia, Ross, Friedman & Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: David Manno, Esq., telecopier number: (212) 930-9725, and (ii) if to the Holder, to the name, address and telecopy number set forth on the front page of this Note, with a copy by telecopier only to Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

          6.3 Amendment Provision. The term “Note” and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          6.4 Assignability. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

          6.5 Cost of Collection. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys’ fees.

          6.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or

8

taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower’s obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

          6.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

          6.8. Construction. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

          6.9 Redemption. This Note may not be redeemed or called.

          6.10 Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

[THIS SPACE INTENTIONALLY LEFT BLANK]

9

          IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 3rd day of August, 2009.

CONOLOG CORPORATION

By:

Name:
Title:

WITNESS:

10

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)

          The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by Conolog Corporation on July ___, 2009 into Shares of Common Stock of Conolog Corporation (the “Borrower”) according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:____________________________________________________________________

Conversion Price:______________________________________________________________________

Number of Shares of Common Stock Beneficially Owned on the Conversion Date: Less than 5% of the outstanding Common Stock of Conolog Corporation

Shares To Be Delivered:________________________________________________________________

Signature:____________________________________________________________________________

Print Name:__________________________________________________________________________

Address:_____________________________________________________________________________

              ____________________________________________________________________________

11

APPENDIX C

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase ________ shares of Common Stock of Conolog Corporation (subject to adjustment as provided herein)

CLASS A COMMON STOCK PURCHASE WARRANT

No. 2009-A-001	Issue Date: August 3, 2009

          CONOLOG CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, _________________________________, ___________________________________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the sooner of January 30, 2010 (180 days from the Issue Date), or the Company obtaining the Approval as defined in Section 9(r) of the Subscription Agreement if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate goverence rules, until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the “Expiration Date”), up to _________ fully paid and nonassessable shares of Common Stock at a per share purchase price of $1.12. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated August 3, 2009, entered into by the Company and Holders of the Warrant.

          As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term “Company” shall include Conolog Corporation and any corporation which shall succeed or assume the obligations of Conolog Corporation hereunder.

          (b) The term “Common Stock” includes (a) the Company’s Common Stock, $0.01 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

1

          (d) The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

          1. Exercise of Warrant.

                    1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                    1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect. The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

                    1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

                    1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

                         (a) If the Company’s Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ Capital Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

                         (b) If the Company’s Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ Capital Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                         (c) Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                         (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the

2

Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                    1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

                    1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                    1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which payment shall have been made for such Warrant Shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                    1.8 Shareholder Approval. If required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, and notwithstanding anything to the contrary herein, (i) until the Company either obtains shareholder approval of the issuance of the Securities, or (ii) an exemption from NASDAQ’s corporate governance rules as they may apply to the Warrant Shares, and an opinion from counsel reasonably acceptable to Subscriber that the issuance of the Warrant Shares will not violate NASDAQ’s corporate governance rules nor may result in a delisting of the Company’s common stock from the SmallCap, the Holder may not receive any Warrant Shares.

          2. Cashless Exercise.

                    (a) If a Registration Statement (as defined in the Subscription Agreement) (“Registration Statement”) is effective and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available, then commencing six months after the Closing Date payment upon exercise may be made at the option of the Holder either in (i) cash, by wire transfer or certified or official bank check payable to the order of the Company equal to the applicable aggregate Purchase Price, (ii) by cashless exercise in accordance with

3

Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                    (b) If the Notice of Exercise form elects a “cashless” exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (x) the excess of the Current Market Value (as defined below) over the total cash exercise price of the portion of the Warrant then being exercised, divided by (y) the Market Price of the Common Stock as of the trading day immediately prior to the date of exercise. For the purposes of this Warrant, the term “Current Market Value” shall be an amount equal to the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date, multiplied by the number of shares of Common Stock specified in such Notice of Exercise Form, and “Market Price of the Common Stock” shall be the average of the closing bid price of the Common Stock (as reported by Bloomberg L.P. for the Principal Market) for the 5 Trading days prior to the exercise date.

                    (c) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

          3. Adjustment for Reorganization, Consolidation, Merger, etc.

                    3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                    3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a “Trustee”) having its principal office in New York, NY, as trustee for the Holder of the Warrants.

                    3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such

4

transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

                    3.4 Share Issuance. Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.01 per share of Common Stock. Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

          4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

          5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to

5

have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

          6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

          7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

          8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          9. Registration Rights. The Holder of this Warrant has not been granted registration rights by the Company.

          10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The Holder may decide whether to convert a Note or exercise this Warrant to achieve an actual 4.99% ownership position.

          11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and

6

replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

          12. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Sichenzia, Ross, Friedman & Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: David Manno, Esq., telecopier number: (212) 930-9725, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

          14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

7

          IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CONOLOG CORPORATION

By:

Name:
Title:

8

Exhibit A
FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO: CONOLOG CORPORATION

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___          ________ shares of the Common Stock covered by such Warrant; or

___          the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___          $__________ in lawful money of the United States; and/or

___          the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to
___________________________________________________________________________ whose address is __________________________________________________________________________________________________________________________________ ________________________________________ Number of Shares of Common Stock Beneficially Owned on the date of exercise: Less than five percent (5%) of the outstanding Common Stock of Conolog Corporation

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated: __________________
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

9

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of CONOLOG CORPORATION to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CONOLOG CORPORATION with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)

(address)
ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)

APPENDIX D

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase up to an aggregate of $2,000,000 of principal amount of 8% promissory of Conolog Corporation.

_______Warrants

CLASS B COMMON STOCK PURCHASE WARRANT

No. 2009-B-001	Issue Date: August 3, 2009

          CONOLOG CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, ___________________ hereby issues ______________, ___________________________________________________, or its assigns (the “Holder”), ______ Class B Warrants, which warrants entitles the Holder, subject to the terms set forth below, to purchase from the Company at any time after the sooner of January 30, 2010 (180 days from the Issue Date), or the Company obtaining the Approval as defined in Section 9(v) of the Subscription Agreement if the Approval is required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate goverence rules, until 5:00 p.m., E.S.T on the third (3rd) anniversary of the Issue Date (the “Expiration Date”), up to an aggregate of $2,000,000 principal amount of 8% promissory notes (containing the same terms and conditions as the Notes issued on the Closing Date) in the form set forth as Exhibit A attached here to and for every $100,000 principal amount Notes purchased hereunder, 1,000 Class B Warrants will be surrendered to the Company and the Company will issue the Holder _________ Class C Common Stock Purchase Warrants at a per share purchase price equal to the lessor of (i) 105% of the closing bid price of the Company’s common stock on the Principal Market for the trading day preceding the exercise date as reported by Bloomberg L.P., or (ii) the exercise price of the Class A Common Stock Purchase Warrant. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated August 3, 2009, entered into by the Company and Holders of the Warrant. Notwithstanding anything to the contrary herein, the Holder may not purchase Notes in demominations of less than $100,000.

          As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term “Company” shall include Conolog Corporation and any corporation which shall succeed or assume the obligations of Conolog Corporation hereunder.

          (b) The term “Common Stock” includes (a) the Company’s Common Stock, $0.01 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

1

          1. Exercise of Warrant.

                    1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, the Notes and Class C Warrants.

                    1.2. Exercise. This Warrant may be exercised in by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit B hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount of the Note that the Holder wants to purchase, provided the purchase Notes in denominations of $100,000. The original Warrant is not required to be surrendered to the Company until it has been fully exercised. For each $100,000 of Notes that the Holder purchases, the Holder will surrender 40 Warrants. The Holders acknowledge that if there is a partial exercise of this Warrant the number of Warrants that they have left to exercise will be less than the number stated on this Warrant and that the Company’s records shall be conclusive evidence of the number of unexercised Warrants absence gross negligence.

                    1.3. RESERVED.

                    1.4. RESERVED.

                    1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

                    1.6. RESERVED.

                    1.7 Delivery of Note, Class C Warrants, etc. on Exercise. The Company agrees that the Note and Class C Warrants purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such securities as of the close of business on the date on which payment shall have been made for such Note and Class C Warrants. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a Note duly and validly issued, fully paid and nonassessable equal to the amount paid by the Holder to the Company for such Note. The Company will also issue the Class C Warrants in accordance with the terms of this Warrant.

                    1.8 Shareholder Approval. If required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, and notwithstanding anything to the contrary herein, (i) until the Company either obtains shareholder approval of the issuance of the Securities, or (ii) an exemption from NASDAQ’s corporate governance rules as they may apply to the Note and Class C Warrants, and an opinion from counsel reasonably acceptable to Subscriber that the issuance of the Note and Class C Warrants will not violate NASDAQ’s corporate governance rules nor may result in a delisting of the Company’s common stock from the SmallCap, the Holder may not receive any Notes pursuant to this Warrant.

2

          2. RESERVED.

          3. RESERVED.

          4. RESERVED.

          5. RESERVED.

          6. RESERVED.

          7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit C attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee. No such transfers shall result in a public distribution of the Warrant.

          8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          9. Registration Rights. The Holder of this Warrant does not have registration rights.

          10. RESERVED.

          11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

          12. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day

3

during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Sichenzia, Ross, Friedman & Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: David Manno, Esq., telecopier number: (212) 930-9725, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

          14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

4

          IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CONOLOG CORPORATION

By:

Name:
Title:

5

Exhibit A

Form of Promissory Note

6

Exhibit B
FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO: CONOLOG CORPORATION

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

_________ of the Company’s 8% promissory notes (“Note) and has caused the sum of $____(equal to the amount of such Note) in lawful money of the United States to be delivered to the Company. As a result of the purchase of the Notes, the undersigned acknowledges that it has exercised ____ Warrants and that it has ____ Warrants remaining.

The undersigned requests that the Note be issued in the name of, and delivered to _______________________________________________ whose address is
___________________________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________________________

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

7

Exhibit C

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

          For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CONOLOG CORPORATION with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, _______________________________
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)
(address)

ACCEPTED AND AGREED:
[TRANSFEREE]
(address)

(Name)

APPENDIX E

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO CONOLOG CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

Right to Purchase ________ shares of Common Stock of Conolog Corporation (subject to adjustment as provided herein)

CLASS C COMMON STOCK PURCHASE WARRANT

No. 2009-C-001	Issue Date: August ___, 2009

          CONOLOG CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), hereby certifies that, for value received, _________________________________, ___________________________________________________, or its assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the sooner of ________________, 2009 (180 days from the Issue Date), until 5:00 p.m., E.S.T on the fifth (5th) anniversary of the Issue Date (the “Expiration Date”), up to _________ fully paid and nonassessable shares of Common Stock at a per share purchase price equal to the lessor of (i) $_____ [105% of the closing bid price of the Company’s common stock on the Principal Market for the trading day preceding the exercise date of the Class B Warrant as reported by Bloomberg L.P], or (ii) the exercise price of the Class A Warrant. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price.” The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Subscription Agreement (the “Subscription Agreement”), dated August 3, 2009, entered into by the Company and Holders of the Warrant.

          As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

          (a) The term “Company” shall include Conolog Corporation and any corporation which shall succeed or assume the obligations of Conolog Corporation hereunder.

          (b) The term “Common Stock” includes (a) the Company’s Common Stock, $0.01 par value per share, as authorized on the date of the Subscription Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

          (c) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 5 or otherwise.

          (d) The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

          1. Exercise of Warrant.

                    1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of subsection 1.2 or upon exercise of this Warrant in part in accordance with subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 4.

                    1.2. Full Exercise. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) duly executed by such Holder and delivery within two days thereafter of payment, in cash, wire transfer or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect. The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

                    1.3. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise provided the Holder has surrendered the original Warrant, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised for the balance of.

                    1.4. Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date (the “Determination Date”) shall mean:

                              (a) If the Company’s Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”), National Market System, the NASDAQ Capital Market or the American Stock Exchange, LLC, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

                              (b) If the Company’s Common Stock is not traded on an exchange or on the NASDAQ National Market System, the NASDAQ Capital Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                              (c) Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                              (d) If the Determination Date is the date of a liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the

Company’s charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

                    1.5. Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

                    1.6. Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 3.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

                    1.7 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which payment shall have been made for such Warrant Shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter (“Warrant Share Delivery Date”), the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

                    1.8 Shareholder Approval. If required by the applicable NASD Market Place Rules and/or Nasdaq’s corporate governance rules, and notwithstanding anything to the contrary herein, (i) until the Company either obtains shareholder approval of the issuance of the Securities, or (ii) an exemption from NASDAQ’s corporate governance rules as they may apply to the Warrant Shares, and an opinion from counsel reasonably acceptable to Subscriber that the issuance of the Warrant Shares will not violate NASDAQ’s corporate governance rules nor may result in a delisting of the Company’s common stock from the SmallCap, the Holder may not receive any Warrant Shares.

          2. Cashless Exercise.

                    (a) If a registration statement registering the shares of the Company’s Common Stock that are issuable upon the exercise of this Warrant is effective (the “Registration Statement”) and the Holder may sell its shares of Common Stock upon exercise hereof pursuant to the Registration Statement, this Warrant may be exercisable in whole or in part for cash only as set forth in Section 1 above. If no such Registration Statement is available, then commencing six months after the Closing Date payment upon exercise may be made at the option of the Holder either in (i) cash, by wire transfer or certified or official bank check payable to the order of the Company equal to the applicable aggregate

Purchase Price, (ii) by cashless exercise in accordance with Section (b) below or (iii) by a combination of any of the foregoing methods, for the number of Common Stock specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Warrant) and the holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock (or Other Securities) determined as provided herein.

                    (b) If the Notice of Exercise form elects a “cashless” exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock equal to (x) the excess of the Current Market Value (as defined below) over the total cash exercise price of the portion of the Warrant then being exercised, divided by (y) the Market Price of the Common Stock as of the trading day immediately prior to the date of exercise. For the purposes of this Warrant, the term “Current Market Value” shall be an amount equal to the Market Price of the Common Stock as of the trading day immediately prior to the Exercise Date, multiplied by the number of shares of Common Stock specified in such Notice of Exercise Form, and “Market Price of the Common Stock” shall be the average of the closing bid price of the Common Stock (as reported by Bloomberg L.P. for the Principal Market) for the 5 Trading days prior to the exercise date.

                    (c) For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Subscription Agreement.

          3. Adjustment for Reorganization, Consolidation, Merger, etc.

                    3.1. Reorganization, Consolidation, Merger, etc. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person or (c) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 4.

                    3.2. Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 3 to a bank or trust company (a “Trustee”) having its principal office in New York, NY, as trustee for the Holder of the Warrants.

                    3.3. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 4. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 3, then only in such event will the Company’s securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Section 3.2.

                    3.4 Share Issuance. Until the Expiration Date, if the Company shall issue any Common Stock except for the Excepted Issuances (as defined in the Subscription Agreement), prior to the complete exercise of this Warrant for a consideration less than the Purchase Price that would be in effect at the time of such issue, then, and thereafter successively upon each such issue, the Purchase Price shall be reduced to such other lower price for then outstanding Warrants. For purposes of this adjustment, the issuance of any security or debt instrument of the Company carrying the right to convert such security or debt instrument into Common Stock or of any warrant, right or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of the above-described security, debt instrument, warrant, right, or option if such issuance is at a price lower than the Purchase Price in effect upon such issuance and again at any time upon any subsequent issuances of shares of Common Stock upon exercise of such conversion or purchase rights if such issuance is at a price lower than the Purchase Price in effect upon such issuance. Common Stock issued or issuable by the Company for no consideration will be deemed issuable or to have been issued for $0.01 per share of Common Stock. Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

          4. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

          5. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the

Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 11 hereof).

          6. Reservation of Stock, etc. Issuable on Exercise of Warrant; Financial Statements. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

          7. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a “Transferor”). On the surrender for exchange of this Warrant, with the Transferor’s endorsement in the form of Exhibit B attached hereto (the “Transferor Endorsement Form”) and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a “Transferee”), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

          8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

          9. Registration Rights. The Holder of this Warrant does not have registration rights.

          10. Maximum Exercise. The Holder shall not be entitled to exercise this Warrant on an exercise date, in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The Holder may decide whether to convert a Note or exercise this Warrant to achieve an actual 4.99% ownership position.

          11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 7, and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

          12. Transfer on the Company’s Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

          13. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur or (c) three business days after deposited in the mail if delivered pursuant to subsection (ii) above. The addresses for such communications shall be: (i) if to the Company to: Conolog Corporation, 5 Columbia Road, Somerville, NJ 08876, Attn: Robert Benou, telecopier: (908) 722-5461, with a copy by telecopier only to: Sichenzia, Ross, Friedman & Ference LLP, 61 Broadway, 32nd Floor, New York, NY 10006, Attn: David Manno, Esq., telecopier number: (212) 930-9725, and (ii) if to the Holder, to the addresses and telecopier number set forth in the first paragraph of this Warrant, with an additional copy by telecopier only to: Grushko & Mittman, P.C., 551 Fifth Avenue, Suite 1601, New York, New York 10176, telecopier number: (212) 697-3575.

          14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of New York. Any dispute relating to this Warrant shall be adjudicated in New York County in the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

CONOLOG CORPORATION

By:

Name:
Title:

Exhibit A
FORM OF SUBSCRIPTION
(to be signed only on exercise of Warrant)

TO: CONOLOG CORPORATION

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___          ________ shares of the Common Stock covered by such Warrant; or

___          the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of (check applicable box or boxes):

___          $__________ in lawful money of the United States; and/or

___          the cancellation of the Warrant to the extent necessary, in accordance with the formula set forth in Section 2, to exercise this Warrant with respect to the maximum number of shares of Common Stock purchasable pursuant to the cashless exercise procedure set forth in Section 2.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to
________________________________________________________________________ whose address is
_______________________________________________________________________________________________________________
_______________________________________________________________________________________________________________
Number of Shares of Common Stock Beneficially Owned on the date of exercise: Less than five percent (5%) of the outstanding Common Stock of Conolog Corporation

The undersigned represents and warrants that the representations and warranties in Section 4 of the Subscription Agreement (as defined in this Warrant) are true and accurate with respect to the undersigned on the date hereof.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated: __________________
(Signature must conform to name of holder as specified on the face of the Warrant)

(Address)

Exhibit B

FORM OF TRANSFEROR ENDORSEMENT
(To be signed only on transfer of Warrant)

                    For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading “Transferees” the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of CONOLOG CORPORATION to which the within Warrant relates specified under the headings “Percentage Transferred” and “Number Transferred,” respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of CONOLOG CORPORATION with full power of substitution in the premises.

Transferees	Percentage Transferred	Number Transferred

Dated: ______________, ___________
(Signature must conform to name of holder as specified on the face of the warrant)

Signed in the presence of:

(Name)

(address)
ACCEPTED AND AGREED:
[TRANSFEREE]

(Name)	(address)

APPENDIX F

SECURITY AGREEMENT

1. Identification.

          This Security Agreement (the “Agreement”), dated as of August 3, 2009, is entered into by and between Conolog Corporation, a Delaware corporation (“Debtor”), and the lenders identified on Schedule A hereto (collectively, the “Lenders”).

          Schedule A may be amended by the inclusion of additional Lenders who participate in the Offering pursuant to the Subscription Agreement (defined below).

2. Recitals.

          2.1 At or about the date hereof, the Lenders have made and/or are making loans to Debtor which will be evidenced by promissory notes. The loans made at or about the date hereof are referred to as the “Loans”. It is beneficial to each Debtor that the Loans were made and are being made.

          2.2 The Loans were, are and will be evidenced by certain promissory notes (each a “Note”) issued by Debtor on or about the date of this Agreement pursuant to subscription agreements (each a “Subscription Agreement”) to which Debtor and Lenders are parties. The Notes are further identified on Schedule A hereto and were and will be executed by Debtor as “Borrower” for the benefit of each Lender as the “Holder” or “Lender” thereof.

          2.3 In consideration of the Loans made and to be made by Lenders to Debtor and for other good and valuable consideration, and as security for the performance by Debtor of its obligations under the Notes, and as security for the repayment of the Loans and all other sums due from Debtor to Lenders arising under the Transaction Documents (as defined in the Subscription Agreement) and any other instruments, agreements or other documents executed and delivered in connection herewith or therewith (collectively, the “Obligations”), Debtor, for good and valuable consideration, receipt of which is acknowledged, has agreed to grant to the Lenders a security interest in the Collateral (as such term is hereinafter defined), on the terms and conditions hereinafter set forth. Obligations include all future advances by Lenders to Debtor that may be made pursuant to the Subscription Agreement.

          2.4 The following defined terms which are defined in the Uniform Commercial Code in effect in the State of Delaware on the date hereof are used herein as so defined: Accounts, Chattel Paper, Documents, Equipment, General Intangibles, Instruments, Inventory and Proceeds. Other capitalized terms employed herein shall have the meanings attributed to them in the Subscription Agreement.

3. Grant of General Security Interest in Collateral.

          3.1 As security for the Obligations of Debtor, Debtor hereby grants the Lenders a security interest in the Collateral.

          3.2 “Collateral” shall mean all of the following property of Debtor:

                    (A) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all Accounts, Goods, real or personal property, all present and future books and records relating to the foregoing and all products and Proceeds of the foregoing, and as set forth below:

1

                              (i) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of all: Accounts, interests in goods represented by Accounts, returned, reclaimed or repossessed goods with respect thereto and rights as an unpaid vendor; contract rights; Chattel Paper; investment property; General Intangibles (including but not limited to, tax and duty claims and refunds, registered and unregistered patents, trademarks, service marks, certificates, copyrights trade names, applications for the foregoing, trade secrets, goodwill, processes, drawings, blueprints, customer lists, licenses, whether as licensor or licensee, choses in action and other claims, and existing and future leasehold interests and claims in and to equipment, real estate and fixtures); Documents; Instruments; letters of credit, bankers’ acceptances or guaranties; cash moneys, deposits; securities, bank accounts, deposit accounts, credits and other property now or hereafter owned or held in any capacity by Debtor, as well as agreements or property securing or relating to any of the items referred to above;

                              (ii) Goods: All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of goods, including, but not limited to:

                                        (a) All Inventory, wherever located, whether now owned or hereafter acquired, of whatever kind, nature or description, including all raw materials, work-in-process, finished goods, and materials to be used or consumed in Debtor’s business; finished goods, timber cut or to be cut, oil, gas, hydrocarbons, and minerals extracted or to be extracted, and all names or marks affixed to or to be affixed thereto for purposes of selling same by the seller, manufacturer, lessor or licensor thereof and all Inventory which may be returned to Debtor by its customers or repossessed by Debtor and all of Debtor’s right, title and interest in and to the foregoing (including all of a Debtor’s rights as a seller of goods);

                                        (b) All Equipment and fixtures, wherever located, whether now owned or hereafter acquired, including, without limitation, all machinery, furniture and fixtures, and any and all additions, substitutions, replacements (including spare parts), and accessions thereof and thereto (including, but not limited to Debtor’s rights to acquire any of the foregoing, whether by exercise of a purchase option or otherwise);

                              (iii) Property: All now owned and hereafter acquired right, title and interests of Debtor’s in, to and in respect of any other personal property in or upon which a Debtor has or may hereafter have a security interest, lien or right of setoff;

                              (iv) Books and Records: All present and future books and records relating to any of the above including, without limitation, all computer programs, printed output and computer readable data in the possession or control of the Debtors, any computer service bureau or other third party; and

                              (v) Products and Proceeds: All products and Proceeds of the foregoing in whatever form and wherever located, including, without limitation, all insurance proceeds and all claims against third parties for loss or destruction of or damage to any of the foregoing.

                    (B) All now owned and hereafter acquired right, title and interest of Debtor in, to and in respect of the following:

                              (i) the shares of stock of each Subsidiary, which the Debtor represents, equal 100% of the equity ownership interest in the Subsidiary, the certificates representing such shares together with an executed stock power, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares;

2

                              (ii) all additional shares of stock, partnership interests, member interests or other equity interests from time to time acquired by Debtor, in any Subsidiary (as defined in the Subscription Agreement) not a Subsidiary of the Debtor on the date hereof (“Future Subsidiaries”), the certificates representing such additional shares, and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, interests or equity; and

                              (iii) all security entitlements of Debtor in, and all Proceeds of any and all of the foregoing in each case, whether now owned or hereafter acquired by Debtor and howsoever its interest therein may arise or appear (whether by ownership, security interest, lien, claim or otherwise).

          3.3 The Lenders are hereby specifically authorized, after the Maturity Date (defined in the Notes) accelerated, or after the occurrence of an Event of Default (as defined herein) and in any event after the expiration of any applicable cure period, to transfer any Collateral into the name of the Lenders and to take any and all action deemed advisable to the Lenders to remove any transfer restrictions affecting the Collateral.

4. Perfection of Security Interest.

          4.1 Debtor shall prepare, execute and deliver to the Lenders UCC-1 Financing Statements. The Lenders are instructed to prepare and file at each Debtor’s cost and expense, financing statements in such jurisdictions deemed advisable to Lenders, including but not limited to the States of Delaware and New Jersey.

          4.2 Upon the execution of this Agreement, Debtor shall deliver to Lenders stock certificates representing all of the shares of outstanding capital stock of any subsidiary of the Company (the “Securities”). All such certificates shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders.

          4.3 All other certificates and instruments constituting Collateral from time to time required to be pledged to Lenders pursuant to the terms hereof (the “Additional Collateral”) shall be delivered to Lenders promptly upon receipt thereof by or on behalf of Debtor. All such certificates and instruments shall be held by or on behalf of Lenders pursuant hereto and shall be delivered in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance satisfactory to Lenders. If any Collateral consists of uncertificated securities, unless the immediately following sentence is applicable thereto, Debtor shall cause Lenders (or its custodian, nominee or other designee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by Lenders with respect to such securities without further consent by Debtor. If any Collateral consists of security entitlements, Debtor shall transfer such security entitlements to Lenders (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by Lenders without further consent by Debtor.

          4.4 Within five (5) business days after the receipt by Debtor of any Additional Collateral, a Pledge Amendment, duly executed by such Debtor, in substantially the form of Annex I hereto (a “Pledge Amendment”), shall be delivered to Lenders in respect of the Additional Collateral to be pledged pursuant to this Agreement. Debtor hereby authorizes Lenders to attach each Pledge Amendment to this Agreement and agrees that all certificates or instruments listed on any Pledge Amendment delivered to Lenders shall for all purposes hereunder constitute Collateral.

3

          4.5 If Debtor shall receive, by virtue of Debtor being or having been an owner of any Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by Debtor pursuant to Section 5.2 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, Debtor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of Lenders, shall segregate it from Debtor’s other property and shall deliver it forthwith to Lenders, in the exact form received, with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.

5. Distribution.

          5.1 So long as an Event of Default does not exist, Debtor shall be entitled to exercise all voting power pertaining to any of the Collateral, provided such exercise is not contrary to the interests of the Lenders and does not materially impair the Collateral.

          5.2. At any time an Event of Default exists or has occurred and is continuing, all rights of Debtors, upon notice given by Lenders, to exercise the voting power and receive payments, which it would otherwise be entitled to pursuant to Section 5.1, shall cease and all such rights shall thereupon become vested in Lenders, which shall thereupon have the sole right to exercise such voting power and receive such payments.

          5.3 All dividends, distributions, interest and other payments which are received by Debtor contrary to the provisions of Section 5.2 shall be received in trust for the benefit of Lenders as security and Collateral for payment of the Obligations shall be segregated from other funds of Debtor, and shall be forthwith paid over to Lenders as Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by Lenders as Collateral and as further collateral security for the Obligations.

6. Further Action By Debtors; Covenants and Warranties.

          6.1 Lenders at all times shall have a perfected security interest in the Collateral. Debtor represents that, other than the security interests described on Schedule 6.1, it has and will continue to have full title to the Collateral free from any liens, leases, encumbrances, judgments or other claims. The Lenders’ security interest in the Collateral constitutes and will continue to constitute a first, prior and indefeasible security interest in favor of Lenders, subject only to the security interests described on Schedule 6.1. Debtor will do all acts and things, and will execute and file all instruments (including, but not limited to, security agreements, financing statements, continuation statements, etc.) reasonably requested by Lenders to establish, maintain and continue the perfected security interest of Lenders in the perfected Collateral, and will promptly on demand, pay all costs and expenses of filing and recording, including the costs of any searches reasonably deemed necessary by Lenders from time to time to establish and determine the validity and the continuing priority of the security interest of Lenders, and also pay all other claims and charges that, in the opinion of Lenders, exercised in good faith, are reasonably likely to materially prejudice, imperil or otherwise affect the Collateral or Lenders’ security interests therein.

4

          6.2 Except in connection with sales of Collateral, in the ordinary course of business, for fair value and in cash, and except for Collateral which is substituted by assets of identical or greater value (subject to the consent of the Lenders) or which is inconsequential in value, Debtor will not sell, transfer, assign or pledge those items of Collateral (or allow any such items to be sold, transferred, assigned or pledged), without the prior written consent of Lenders other than a transfer of the Collateral to a wholly-owned United States formed and located subsidiary or to another debtor on prior notice to Lenders, and provided the Collateral remains subject to the security interest herein described. Although Proceeds of Collateral are covered by this Agreement, this shall not be construed to mean that Lenders consent to any sale of the Collateral, except as provided herein. Sales of Collateral in the ordinary course of business shall be free of the security interest of Lenders and Lenders shall promptly execute such documents (including without limitation releases and termination statements) as may be required by Debtor to evidence or effectuate the same.

          6.3 Debtor will, at all reasonable times during regular business hours and upon reasonable notice, allow Lenders or their representatives free and complete access to the Collateral and all of such Debtor’s records that in any way relate to the Collateral, for such inspection and examination as Lenders reasonably deem necessary.

          6.4 Debtor, at its sole cost and expense, will protect and defend this Security Agreement, all of the rights of Lenders hereunder, and the Collateral against the claims and demands of all other persons.

          6.5 Debtor will promptly notify Lenders of any levy, distraint or other seizure by legal process or otherwise of any part of the Collateral, and of any threatened or filed claims or proceedings that are reasonably likely to affect or impair any of the rights of Lenders under this Security Agreement in any material respect.

          6.6 Debtor, at its own expense, will obtain and maintain in force insurance policies covering losses or damage to those items of Collateral which constitute physical personal property, which insurance shall be of the types customarily insured against by companies in the same or similar business, similarly situated, in such amounts (with such deductible amounts) as is customary for such companies under the same or similar circumstances, similarly situated. Debtor shall make the Lenders a loss payee thereon to the extent of its interest in the Collateral. Lenders are hereby irrevocably (until the Obligations are indefeasibly paid in full) appointed Debtor’s attorney-in-fact to endorse any check or draft that may be payable to such Debtor so that Lenders may collect the proceeds payable for any loss under such insurance. The proceeds of such insurance, less any costs and expenses incurred or paid by Lenders in the collection thereof, shall be applied either toward the cost of the repair or replacement of the items damaged or destroyed, or on account of any sums secured hereby, whether or not then due or payable.

          6.7 In order to protect the Collateral and Lenders’ interest therein, Lenders may, at their option, and without any obligation to do so, pay, perform and discharge any and all amounts, costs, expenses and liabilities herein agreed to be paid or performed by Debtor upon Debtor’s failure to do so. All amounts expended by Lenders in so doing shall become part of the Obligations secured hereby, and shall be immediately due and payable by Debtor to Lenders upon demand and shall bear interest at the lesser of 15% per annum or the highest legal amount allowed from the dates of such expenditures until paid.

          6.8 Upon the request of Lenders, Debtor will furnish to Lenders within five (5) business days thereafter, or to any proposed assignee of this Security Agreement, a written statement in form reasonably satisfactory to Lenders, duly acknowledged, certifying the amount of the principal and interest and any other sum then owing under the Obligations, whether to its knowledge any claims, offsets or defenses exist against the Obligations or against this Security Agreement, or any of the terms and provisions of any other agreement of Debtor securing the Obligations. In connection with any assignment by Lenders of this Security

5

Agreement, Debtor hereby agrees to cause the insurance policies required hereby to be carried by such Debtor, if any, to be endorsed in form satisfactory to Lenders or to such assignee, with loss payable clauses in favor of such assignee, and to cause such endorsements to be delivered to Lenders within ten (10) calendar days after request therefor by Lenders.

          6.9 Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Lenders from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other reasonable assurances or instruments and take further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, as the Lenders may reasonably require to perfect its security interest hereunder.

          6.10 Debtor represents and warrants that it is the true and lawful exclusive owner of the Collateral, free and clear of any liens and encumbrances other than those listed on Schedule 6.1.

          6.11 Debtor hereby agrees not to divest itself of any right under the Collateral except as permitted herein absent prior written approval of the Lenders, except to a subsidiary organized and located in the United States on prior notice to Lenders provided the Collateral remains subject to the security interest herein described.

          6.12 Debtor shall cause each subsidiary of such Debtor in existence on the date hereof and each subsidiary not in existence on the date hereof to execute and deliver to Lenders promptly and in any event within ten (10) days after the formation, acquisition or change in status thereof (A) a guaranty guaranteeing the Obligations and (B) if requested by Lenders, a security and pledge agreement substantially in the form of this Agreement together with (x) certificates evidencing all of the capital stock of each subsidiary of and any entity owned by such subsidiary, (y) undated stock powers executed in blank with signatures guaranteed, and (z) such opinion of counsel and such approving certificate of such subsidiary as Lenders may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and (C) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by Lenders in order to create, perfect, establish the first priority of or otherwise protect any lien purported to be covered by any such pledge and security agreement or otherwise to effect the intent that all property and assets of such Subsidiary shall become Collateral for the Obligations. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity) of which more than 30% of (A) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

          6.13 Debtor will notify Lenders within fifteen days of the occurrence of any change of Debtor’s name, domicile, address or jurisdiction of incorporation. The timely giving of this notice is a material obligation of Debtor.

7. Power of Attorney.

          At any time an Event of Default has occurred, and only after the applicable cure period as set forth in this Agreement and the other Transaction Documents, and is continuing, Debtor hereby irrevocably constitutes and appoints the Lenders as the true and lawful attorney of such Debtor, with full power of

6

substitution, in the place and stead of such Debtor and in the name of such Debtor or otherwise, at any time or times, in the discretion of the Lenders, to take any action and to execute any instrument or document which the Lenders may deem necessary or advisable to accomplish the purposes of this Agreement. This power of attorney is coupled with an interest and is irrevocable until the Obligations are satisfied.

8. Performance By The Lenders.

          If Debtor fails to perform any material covenant, agreement, duty or obligation of such Debtor under this Agreement, the Lenders may, after any applicable cure period, at any time or times in its discretion, take action to effect performance of such obligation. All reasonable expenses of the Lenders incurred in connection with the foregoing authorization shall be payable by Debtor as provided in Paragraph 12.1 hereof. No discretionary right, remedy or power granted to the Lenders under any part of this Agreement shall be deemed to impose any obligation whatsoever on the Lenders with respect thereto, such rights, remedies and powers being solely for the protection of the Lenders.

9. Event of Default.

          An event of default (“Event of Default”) shall be deemed to have occurred hereunder upon the occurrence of any event of default as defined and described in this Agreement, in the Notes, the Subscription Agreement, and any other agreement to which one or more Debtor and a Lender are parties relating to the Offering. Upon and after any Event of Default, after the applicable cure period, if any, any or all of the Obligations shall become immediately due and payable at the option of the Lenders, and the Lenders may dispose of Collateral as provided below. A default by Debtor of any of its material obligations pursuant to this Agreement which is not cured within 7 days following receipt of notice from the Lenders and any of the Transaction Documents (as defined in the Subscription Agreement) shall be an Event of Default hereunder and an “Event of Default” as defined in the Note, and Subscription Agreement.

10. Disposition of Collateral.

          Upon and after any Event of Default which is then continuing,

          10.1 The Lenders may exercise its rights with respect to each and every component of the Collateral, without regard to the existence of any other security or source of payment for, in order to satisfy the Obligations. In addition to other rights and remedies provided for herein or otherwise available to it, the Lenders shall have all of the rights and remedies of a lender on default under the Uniform Commercial Code then in effect in the State of New York.

          10.2 If any notice to Debtor of the sale or other disposition of Collateral is required by then applicable law, five (5) business days prior written notice (which Debtor agrees is reasonable notice within the meaning of Section 9.612(a) of the Uniform Commercial Code) shall be given to Debtor of the time and place of any sale of Collateral which Debtor hereby agree may be by private sale. The rights granted in this Section are in addition to any and all rights available to Lenders under the Uniform Commercial Code.

          10.3 The Lenders are authorized, at any such sale, if the Lenders deem it advisable to do so, in order to comply with any applicable securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Collateral for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Lenders deem advisable to ensure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

7

          10.4 All proceeds received by the Lenders in respect of any sale, collection or other enforcement or disposition of Collateral, shall be applied (after deduction of any amounts payable to the Lenders pursuant to Paragraph 12.1 hereof) against the Obligations pro rata among the Lenders in proportion to their interests in the Obligations. Upon payment in full of all Obligations, Debtor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations or used or applied to any and all costs or expenses of the Lenders incurred in connection with the liquidation of the Collateral (unless another person is legally entitled thereto). Any assignment of Collateral by the Lenders to Debtor shall be without representation or warranty of any nature whatsoever and wholly without recourse. To the extent allowed by law, each Lender may purchase the Collateral and pay for such purchase by offsetting up to such Lender’s pro rata portion of the purchase price with sums owed to such Lender by Debtor arising under the Obligations or any other source.

          10.5 Rights of Lender to Appoint Receiver. Without limiting, and in addition to, any other rights, options and remedies Lenders have under the Transaction Documents, the UCC, at law or in equity, or otherwise, upon the occurrence and continuation of an Event of Default, Lenders shall have the right to apply for and have a receiver appointed by a court of competent jurisdiction. Debtors expressly agrees that such a receiver will be able to manage, protect and preserve the Collateral and continue the operation of the business of Debtor to the extent necessary to collect all revenues and profits thereof and to apply the same to the payment of all expenses and other charges of such receivership, including the compensation of the receiver, until a sale or other disposition of such Collateral shall be finally made and consummated. Debtor waives any right to require a bond to be posted by or on behalf of any such receiver.

11. Waiver of Automatic Stay. Debtor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against Debtor, or if any of the Collateral should become the subject of any bankruptcy or insolvency proceeding, then the Lenders should be entitled to, among other relief to which the Lenders may be entitled under the Note, Subscription Agreement and any other agreement to which the Debtor and Lenders are parties, (collectively “Loan Documents”) and/or applicable law, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit the Lenders to exercise all of its rights and remedies pursuant to the Loan Documents and/or applicable law. DEBTOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, DEBTOR EXPRESSLY ACKNOWLEDGE AND AGREE THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE OR INHIBIT IN ANY WAY THE ABILITY OF THE LENDERS TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE LOAN DOCUMENTS AND/OR APPLICABLE LAW. Debtor hereby consents to any motion for relief from stay which may be filed by the Lenders in any bankruptcy or insolvency proceeding initiated by or against Debtor, and further agree not to file any opposition to any motion for relief from stay filed by the Lenders. Debtor represent, acknowledge and agree that this provision is a specific and material aspect of this Agreement, and that the Lenders would not agree to the terms of this Agreement if this waiver were not a part of this Agreement. Debtor further represents, acknowledges and agrees that this waiver is knowingly, intelligently and voluntarily made, that neither the Lenders nor any person acting on behalf of the Lenders has made any representations to induce this waiver, that Debtor have been represented (or has had the opportunity to be represented) in the signing of this Agreement and in the making of this waiver by independent legal counsel selected by Debtor and that Debtor have had the opportunity to discuss this waiver with counsel. Debtor further agree that any bankruptcy or insolvency proceeding initiated by Debtor will only be brought in the Federal Court within the Southern District of New York.

8

12. Miscellaneous.

          12.1 Expenses. Debtor shall pay to the Lenders, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys’ fees, legal expenses and brokers’ fees, which the Lenders may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any the rights, remedies or powers of the Lenders hereunder or with respect to any or all of the Obligations upon breach or threatened breach; or (c) failure by Debtor to perform and observe any agreements of Debtor contained herein which are performed by the Lenders.

          12.2 Waivers, Amendment and Remedies. No course of dealing by the Lenders and no failure by the Lenders to exercise, or delay by the Lenders in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Lenders. No amendment, modification or waiver of any provision of this Agreement and no consent to any departure by Debtor therefrom shall, in any event, be effective unless contained in a writing signed by the Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Lenders, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law are cumulative, and may be exercised by the Lenders from time to time in such order as the Lenders may elect.

          12.3 Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being faxed (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:

To Debtor:	Conolog Corporation
4 Columbia Road
Somerville, NJ 08876
Attn: Robert Benou
Fax: (908) 722-5461

With an additional copy by fax only to:

Sichenzia, Ross, Friedman & Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: David Manno, Esq.
Fax: (212) 930-9725

To Lenders:	To the addresses and telecopier numbers set forth on Schedule A

If to Debtor or Lenders,
with a copy by telecopier only to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: (212) 697-3575

9

Any party may change its address by written notice in accordance with this paragraph.

          12.4 Term; Binding Effect. This Agreement shall (a) remain in full force and effect until the sooner of (i) the Debtor obtains the Approval (as defined in Section 9(q) of the Subscription Agreement) or an opinion from its counsel that such Approval is not required pursuant to the NASD Market Place Rules and/or Nasdaq’s corporate governance rules and this Agreement, or (ii) payment and indefeasible satisfaction in full of all of the Obligations, after which time this Agreement shall be terminated; (b) be binding upon Debtor, and its successors and permitted assigns; and (c) inure to the benefit of the Lenders and their respective successors and assigns.

          12.5 Captions. The captions of Paragraphs, Articles and Sections in this Agreement have been included for convenience of reference only, and shall not define or limit the provisions of this agreement and have no legal or other significance whatsoever.

          12.6 Governing Law; Venue; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction, except to the extent that the perfection of the security interest granted hereby in respect of any item of Collateral may be governed by the law of another jurisdiction. Any legal action or proceeding against a Debtor with respect to this Agreement must be brought only in the courts in the State of New York or of the United States for the Southern District of New York, and, by execution and delivery of this Agreement, Debtor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Debtor hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement brought in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. If any provision of this Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect any other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable and the remaining, valid provisions shall remain of full force and effect.

          12.7 Entire Agreement. This Agreement contains the entire agreement of the parties and supersedes all other agreements and understandings, oral or written, with respect to the matters contained herein.

          12.8 Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

13. Intercreditor Terms. As between the Lenders, any distribution under paragraph 10.4 shall be made proportionately based upon the remaining principal amount (plus accrued and unpaid interest) to each as to the total amount then owed to the Lenders as a whole. The rights of each Lender hereunder are pari passu to the rights of the other Lenders hereunder. Any recovery hereunder shall be shared ratably among the Lenders according to the then remaining principal amount owed to each (plus accrued and unpaid interest) as to the total amount then owed to the Lenders as a whole.

14. Termination; Release. On the first to occur of (i) the Obligations are indefeasibly paid and performed in full, (ii) all outstanding Notes have been converted to common stock pursuant to the terms of the Notes and the Subscription Agreements, or (iii) this Agreement has been terminated pursuant to Section 12.4, this

10

Agreement shall be terminated, and the Lenders, at the request and sole expense of the Debtor, will execute and deliver to the Debtor the proper instruments (including UCC termination statements) promptly acknowledging the termination of the Security Agreement, and duly assign, transfer and deliver to the Debtor, without recourse, representation or warranty of any kind whatsoever, such of the Collateral, including, without limitation, Securities and any Additional Collateral, as may be in the possession of the Lenders.

15. Lender Powers.

          15.1 Lenders Powers. The powers conferred on the Lenders hereunder are solely to protect its interest in the Collateral and shall not impose any duty on it to exercise any such powers.

          15.2 Reasonable Care. The Lenders are required to exercise reasonable care in the custody and preservation of any Collateral in its possession; provided, however, that the Lenders shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral if it takes such action for that purposes as any owner thereof reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Lenders, to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

[THIS SPACE INTENTIONALLY LEFT BLANK]

11

          IN WITNESS WHEREOF, the undersigned have executed and delivered this Security Agreement, as of the date first written above.

“DEBTOR”
CONOLOG CORPORATION
a Delaware corporation

By:

“LENDERS”

ALPHA CAPITAL ANSTALT	WHALEHAVEN CAPITAL FUND LIMITED

OSHER CAPITAL PARTNERS LLC

This Security Agreement may be signed by facsimile signature and delivered by confirmed facsimile transmission.

12

ANNEX I

TO

SECURITY AGREEMENT

PLEDGE AMENDMENT

          This Pledge Amendment, dated _________ __ 200_, is delivered pursuant to Section 4.3 of the Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement, dated August 3, 2009, as it may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time and that the shares listed on this Pledge Amendment shall be hereby pledged and assigned to Lenders and become part of the Collateral referred to in such Security Agreement and shall secure all of the Obligations referred to in such Security Agreement.

Subsidiary	Shares Issued	% Owned

CONOLOG CORPORATION

By:

13

APPENDIX G

ESCROW AGREEMENT

          This Agreement is dated as of the 3rd day of August, 2009 among Conolog Corporation, a Delaware corporation (the “Company”), the Subscribers identified on Schedule A hereto (each a “Subscriber” and collectively “Subscribers”), and Grushko & Mittman, P.C. (the “Escrow Agent”):

WITNESSETH:

          WHEREAS, the Company and Subscribers have entered into a Subscription Agreement calling for the sale by the Company to the Subscriber of secured promissory notes (“Notes”) and Warrants for an aggregate purchase price of up to $1,000,000 in the amounts set forth on Schedule A hereto; and

          WHEREAS, the parties hereto require the Company to deliver the Notes and Warrants against payment therefor, with such Notes, Warrants and the Escrowed Funds to be delivered to the Escrow Agent to be held in escrow and released by the Escrow Agent in accordance with the terms and conditions of this Agreement; and

          WHEREAS, the Escrow Agent is willing to serve as escrow agent pursuant to the terms and conditions of this Agreement;

          NOW THEREFORE, the parties agree as follows:

ARTICLE I

INTERPRETATION

          1.1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Subscription Agreement shall have the meanings given to such terms in the Subscription Agreement. Whenever used in this Agreement, the following terms shall have the following respective meanings:

          ▪ “Agreement” means this Agreement and all amendments made hereto and thereto by written agreement between the parties;

          ▪ “Broker” shall mean the entity identified on Schedule 8 to the Subscription Agreement;

          ▪ “Broker’s Cash Fee” shall have the meaning set forth on Schedule 8(a) to the Subscription Agreement;

          ▪ “Broker’s Warrants” shall have the meaning set forth on Schedule 8(a) to the Subscription Agreement;

          ▪ “Closing Date” shall have the meaning set forth in Section 1 of the Subscription Agreement;

          ▪ “Collateral Agent” shall have the meaning set forth in Section 13 of the Subscription Agreement;

          ▪ “Escrowed Payment” means an aggregate payment of up to $1,000,000 of Purchase Price;

1

          ▪ “Legal Fees” shall have the meaning set forth in Section 8(c) of the Subscription Agreement;

          ▪ “Legal Opinion” means the original signed legal opinion referred to in Section 6 of the Subscription Agreement;

          ▪ “Notes” shall have the meaning set forth in Section 1 of the Subscription Agreement;

          ▪ “Purchase Price” shall mean up to $1,000,000;

          ▪ “Security Agreement” shall have the meaning set forth in Section 13 of the Subscription Agreement;

          ▪ “Subscription Agreement” means the Subscription Agreement (and the exhibits thereto) entered into or to be entered into by the Company and Subscribers in reference to the sale and purchase of the Notes and Warrants;

          ▪ “Warrants” shall have the meaning set forth in Section 3 of the Subscription Agreement;

          ▪ Collectively, Broker’s Cash Fee, Broker’s Warrants, Collateral Agent Agreement, Legal Opinion, Notes, Security Agreement, the executed Subscription Agreement, and Warrants are referred to as “Company Documents”; and

          ▪ Collectively, the Escrowed Payment and the Subscriber executed Subscription Agreement, Collateral Agent Agreement and Security Agreement are referred to as “Subscriber Documents”.

          1.2. Entire Agreement. This Agreement along with the Company Documents and the Subscriber Documents constitute the entire agreement between the parties hereto pertaining to the Company Documents and Subscriber Documents and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no warranties, representations and other agreements made by the parties in connection with the subject matter hereof except as specifically set forth in this Agreement, the Company Documents and the Subscriber Documents.

          1.3. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

          1.4. Waivers and Amendments. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

          1.5. Headings. The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

2

          1.6. Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          1.7. Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injuction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 1.6 hereof, each of the Company and Subscriber hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

ARTICLE II

DELIVERIES TO THE ESCROW AGENT

          2.1. Company Deliveries. On or before the Closing Date, the Company shall deliver the Company Documents to the Escrow Agent.

          2.2. Subscriber Deliveries. On or before the Closing Date, each Subscriber shall deliver to the Escrow Agent such Subscriber’s portion of the Purchase Price, the executed Subscription Agreement, Collateral Agent Agreement and Security Agreement. The Escrowed Payment will be delivered pursuant to the following wire transfer instructions:

          2.3. Intention to Create Escrow Over Company Documents and Subscriber Documents. The Subscriber and Company intend that the Company Documents and Subscriber Documents shall be held in escrow by the Escrow Agent pursuant to this Agreement for their benefit as set forth herein.

3

          2.4. Escrow Agent to Deliver Company Documents and Subscriber Documents. The Escrow Agent shall hold and release the Company Documents and Subscriber Documents only in accordance with the terms and conditions of this Agreement.

ARTICLE III

RELEASE OF COMPANY DOCUMENTS AND SUBSCRIBER DOCUMENTS

          3.1. Release of Escrow. Subject to the provisions of Section 4.2, the Escrow Agent shall release the Company Documents and Subscriber Documents as follows:

                    (a) On the Closing Date, the Escrow Agent will simultaneously release the Company Documents to the Subscriber and release the Subscriber Documents to the Company except that the sum of $500,000 shall remain in escrow pending the receipt of the Approval no later than on the Approval Date as described in Section 9(v) of the Subscription Agreement. Once the Approval has been obtained, the balance of the Escrowed Payment will, within two business days of written proof of such approval is provided to Escrow Agent, such Approval be released to the Company. Upon the receipt of a Rejection (as defined in Section 9(v) of the Subscription Agreement), the balance of the Escrowed Payment will be returned pro-rata to Subscribers pursuant to their original investment amounts. On the Closing Date, the Escrow Agent will release: (i) the Broker’s Cash Fee and Broker’s Warrants will be released to the Broker; (ii) the Legal Fees will be released to the Subscriber’s attorneys; and (iii) the Security Agreement and Collateral Agent Agreement will be released to the Collateral Agent.

                    (b) All funds to be delivered to the Company shall be delivered pursuant to the wire instructions to be provided in writing by the Company to the Escrow Agent.

                    (c) Notwithstanding the above, upon receipt by the Escrow Agent of joint written instructions (“Joint Instructions”) signed by the Company and the Subscriber, it shall deliver the Company Documents and Subscriber Documents in accordance with the terms of the Joint Instructions.

                    (d) Notwithstanding the above, upon receipt by the Escrow Agent of a final and non-appealable judgment, order, decree or award of a court of competent jurisdiction (a “Court Order”), the Escrow Agent shall deliver the Company Documents and Subscriber Documents in accordance with the Court Order. Any Court Order shall be accompanied by an opinion of counsel for the party presenting the Court Order to the Escrow Agent (which opinion shall be satisfactory to the Escrow Agent) to the effect that the court issuing the Court Order has competent jurisdiction and that the Court Order is final and non-appealable. Upon receipt of the Approval on or before the Approval Date, the balance of the Escrowed Payment will be released to the Company.

          3.2. Acknowledgement of Company and Subscriber; Disputes. The Company and the Subscriber acknowledge that the only terms and conditions upon which the Company Documents and Subscriber Documents are to be released are set forth in Sections 3 and 4 of this Agreement. The Company and the Subscriber reaffirm their agreement to abide by the terms and conditions of this Agreement with respect to the release of the Company Documents and Subscriber Documents. Any dispute with respect to the release of the Company Documents and Subscriber Documents shall be resolved pursuant to Section 4.2 or by agreement between the Company and Subscriber.

4

ARTICLE IV

CONCERNING THE ESCROW AGENT

          4.1. Duties and Responsibilities of the Escrow Agent. The Escrow Agent’s duties and responsibilities shall be subject to the following terms and conditions:

                    (a) The Subscriber and Company acknowledge and agree that the Escrow Agent (i) shall not be responsible for or bound by, and shall not be required to inquire into whether either the Subscriber or Company is entitled to receipt of the Company Documents and Subscriber Documents pursuant to, any other agreement or otherwise; (ii) shall be obligated only for the performance of such duties as are specifically assumed by the Escrow Agent pursuant to this Agreement; (iii) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction, instrument, statement, request or document furnished to it hereunder and believed by the Escrow Agent in good faith to be genuine and to have been signed or presented by the proper person or party, without being required to determine the authenticity or correctness of any fact stated therein or the propriety or validity or the service thereof; (iv) may assume that any person believed by the Escrow Agent in good faith to be authorized to give notice or make any statement or execute any document in connection with the provisions hereof is so authorized; (v) shall not be under any duty to give the property held by Escrow Agent hereunder any greater degree of care than Escrow Agent gives its own similar property; and (vi) may consult counsel satisfactory to Escrow Agent, the opinion of such counsel to be full and complete authorization and protection in respect of any action taken, suffered or omitted by Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

                    (b) The Subscriber and Company acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and that the Escrow Agent shall not be liable for any action taken by Escrow Agent in good faith and believed by Escrow Agent to be authorized or within the rights or powers conferred upon Escrow Agent by this Agreement. The Subscriber and Company, jointly and severally, agree to indemnify and hold harmless the Escrow Agent and any of Escrow Agent’s partners, employees, agents and representatives for any action taken or omitted to be taken by Escrow Agent or any of them hereunder, including the fees of outside counsel and other costs and expenses of defending itself against any claim or liability under this Agreement, except in the case of gross negligence or willful misconduct on Escrow Agent’s part committed in its capacity as Escrow Agent under this Agreement. The Escrow Agent shall owe a duty only to the Subscriber and Company under this Agreement and to no other person.

                    (c) The Subscriber and Company jointly and severally agree to reimburse the Escrow Agent for outside counsel fees, to the extent authorized hereunder and incurred in connection with the performance of its duties and responsibilities hereunder.

                    (d) The Escrow Agent may at any time resign as Escrow Agent hereunder by giving five (5) days prior written notice of resignation to the Subscriber and the Company. Prior to the effective date of the resignation as specified in such notice, the Subscriber and Company will issue to the Escrow Agent a Joint Instruction authorizing delivery of the Company Documents and Subscriber Documents to a substitute Escrow Agent selected by the Subscriber and Company. If no successor Escrow Agent is named by the Subscriber and Company, the Escrow Agent may apply to a court of competent jurisdiction in the State of New York for appointment of a successor Escrow Agent, and to deposit the Company Documents and Subscriber Documents with the clerk of any such court.

                    (e) The Escrow Agent does not have and will not have any interest in the Company Documents and Subscriber Documents, but is serving only as escrow agent, having only possession thereof. The Escrow Agent shall not be liable for any loss resulting from the making or retention of any investment in accordance with this Escrow Agreement.

5

                    (f) This Agreement sets forth exclusively the duties of the Escrow Agent with respect to any and all matters pertinent thereto and no implied duties or obligations shall be read into this Agreement.

                    (g) The Escrow Agent shall be permitted to act as counsel for the Subscriber in any dispute as to the disposition of the Company Documents and Subscriber Documents, in any other dispute between the Subscriber and Company, whether or not the Escrow Agent is then holding the Company Documents and Subscriber Documents and continues to act as the Escrow Agent hereunder.

                    (h) The provisions of this Section 4.1 shall survive the resignation of the Escrow Agent or the termination of this Agreement.

          4.2. Dispute Resolution: Judgments. Resolution of disputes arising under this Agreement shall be subject to the following terms and conditions:

                    (a) If any dispute shall arise with respect to the delivery, ownership, right of possession or disposition of the Company Documents and Subscriber Documents, or if the Escrow Agent shall in good faith be uncertain as to its duties or rights hereunder, the Escrow Agent shall be authorized, without liability to anyone, to (i) refrain from taking any action other than to continue to hold the Company Documents and Subscriber Documents pending receipt of a Joint Instruction from the Subscriber and Company, or (ii) deposit the Company Documents and Subscriber Documents with any court of competent jurisdiction in the State of New York, in which event the Escrow Agent shall give written notice thereof to the Subscriber and the Company and shall thereupon be relieved and discharged from all further obligations pursuant to this Agreement. The Escrow Agent may, but shall be under no duty to, institute or defend any legal proceedings which relate to the Company Documents and Subscriber Documents. The Escrow Agent shall have the right to retain counsel if it becomes involved in any disagreement, dispute or litigation on account of this Agreement or otherwise determines that it is necessary to consult counsel.

                    (b) The Escrow Agent is hereby expressly authorized to comply with and obey any Court Order. In case the Escrow Agent obeys or complies with a Court Order, the Escrow Agent shall not be liable to the Subscriber and Company or to any other person, firm, corporation or entity by reason of such compliance.

ARTICLE V

GENERAL MATTERS

          5.1. Termination. This escrow shall terminate upon the release of all of the Company Documents and Subscriber Documents or at any time upon the agreement in writing of the Subscriber and Company.

          5.2. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day

6

during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(a)	If to the Company, to:

Conolog Corporation
5 Columbia Road
Somerville, NJ 08876
Attn: Robert Benou
Fax: (908) 722-5461

With a copy by telecopier only to:

Sichenzia, Ross, Friedman & Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attn: David Manno, Esq.
Fax: (212) 930-9725

(b)	If to the Subscribers, to: the addresses and fax numbers listed on Schedule A hereto

(c)	If to the Escrow Agent, to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Fax: 212-697-3575

or to such other address as any of them shall give to the others by notice made pursuant to this Section 5.2.

          5.3. Interest. The Escrowed Payment shall not be held in an interest bearing account nor will interest be payable in connection therewith. In the event the Escrowed Payment is deposited in an interest bearing account, each Subscriber shall be entitled to receive its pro rata portion of any accrued interest thereon, but only if the Escrow Agent receives from such Subscriber the Subscriber’s United States taxpayer identification number and other requested information and forms.

          5.4. Assignment; Binding Agreement. Neither this Agreement nor any right or obligation hereunder shall be assignable by any party without the prior written consent of the other parties hereto. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective legal representatives, successors and assigns.

7

          5.5. Invalidity. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

          5.6. Counterparts/Execution. This Agreement may be executed in any number of counterparts and by different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission and delivered by facsimile transmission.

[THIS SPACE INTENTIONALLY LEFT BLANK]

8

          5.7. Agreement. Each of the undersigned states that he has read the foregoing Escrow Agreement and understands and agrees to it.

CONOLOG CORPORATION
the “Company”

By:

“SUBSCRIBERS”

ALPHA CAPITAL ANSTALT	WHALEHAVEN CAPITAL FUND LIMITED

OSHER CAPITAL PARTNERS LLC

ESCROW AGENT:

GRUSHKO & MITTMAN, P.C.

9

APPENDIX H

CONOLOG CORPORATION

2009 Stock Incentive Plan

ARTICLE I.

PURPOSE AND ADOPTION OF THE PLAN

1.1. Purpose. The purpose of the Conolog Corporation 2009 Stock Incentive Plan (hereinafter referred to as the “Plan”) is to retain directors, executives, employees and selected consultants and reward them for making contributions to the success of the Company. These objectives are accomplished by making awards under the Plan thereby providing participants with a proprietary interest in the growth and performance of the Company.

1.2. Adoption and Term. The Plan has been approved by the Board of Directors (hereinafter referred to as the “Board”) of Conolog Corporation (hereinafter referred to as the “Company”), and is being submitted to the Company’s shareholders for approval. Provided that the Plan is approved by shareholders holding the required number of shares of the Company’s common stock to approve the Plan under Delaware law, it shall become effective at the time of such approval. The Plan shall remain in effect until the Plan is terminated by action of the Board or all shares of Common Stock reserved for issuance under the Plan have been granted.

ARTICLE II.

SHARES

2.1. Number of Shares Issuable. The total number of shares initially authorized to be issued under the Plan shall be 800,000 shares of common stock of the Company, par value $0.01 per share (“Common Stock”).

ARTICLE III.

PARTICIPATION

3.1. Eligible Participants. Participants in the Plan shall be such directors, officers, employees and/or consultants of the Company as the Board, in its sole discretion, may designate from time to time. The Board’s issuance of Common Stock to a participant in any year shall not require the Board to designate such person to receive Common Stock in any other year. The Board shall consider such factors as it deems pertinent in selecting participants and in determining the amount of Common Stock to be issued.

ARTICLE IV.

MISCELLANEOUS

4.1 Investment Intent. All shares granted under the Plan are intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Unless and until the sale and issuance of Common Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Common Stock have been registered under the Securities Act, each grant shall provide that no shares shall be sold unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person who is to receive a grant of Common Stock pursuant to the Plan shall execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued pursuant to the Plan without registration under the Securities Act, subsequent registration of such shares shall relieve the recipient of a grant of shares of Common Stock pursuant to the Plan of any investment restrictions or representations made upon the sale of such shares.

4.2 Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) materially increase the benefits to participants, or (ii) change the class of persons eligible to receive grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any outstanding shares of Common Stock which were granted pursuant to the Plan without the written consent of the recipients of such shares. No shares of Common Stock may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any shares of Common Stock issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

4.3 Stock Splits, Stock Dividends combinations or reclassifications. The aggregate number of shares that can be granted will not be adjusted to reflect splits of the Company’s Common Stock.

4.4 Withholding. The Company shall have the right to deduct applicable taxes from any grant of Common Stock an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Fair Market Value shall mean the fair market value of the of the Company’s issued and outstanding common stock s determined in good faith by the Board.

4.5 Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

PROXY

CONOLOG CORPORATION

SPECIAL MEETING OF SHAREHOLDERS — September 24, 2009

The undersigned shareholder of Conolog Corporation (the “Company”) hereby appoints Robert S. Benou and Marc R. Benou and each of them as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the undersigned at the close of business on August 24, 2009 at the Special Meeting of Shareholders of the Company to be held at the offices of Sichenzia Ross Friedman Ference LLP, 61 Broadway, New York, New York 10006, at 4:00 p.m., local time, on the 24th day of September 24, 2009, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting on the following matters.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW.

(Continued, and to be marked, dated and signed, on the other side)

☐ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ☐

PROXY BY MAIL

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSALS LISTED BELOW UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED BELOW.	Please mark boxes [*] or [X] in blue or black ink.	☐

1.

Proposal to approve the Subscription Agreement, dated August 3, 2009, between the Company and three subscribers, and the issuance of more than 20% of the Company’s issued and outstanding common stock at a price that is less than the greater of book or market value in accordance therewith.

		FOR	AGAINST	ABSTAIN
		☐	☐	☐
2.	Proposal to approve the Company’s 2009 Stock Incentive Plan.	FOR	AGAINST	ABSTAIN
		☐	☐	☐
3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.	FOR	AGAINST	ABSTAIN
		☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature _________________  Print Name ________________  Signature _________________  Print Name _________________  DATED: ___________, 2009

SIGNATURE(S) should be exactly as name or names appear on this Proxy. If stock is held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.
[Sign, date and return the Proxy Card promptly using the enclosed envelope.]